SCHEDULE 14C INFORMATION
        INFORMATION STATEMENT PURSUANT TO SECTION 14(C) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Check the appropriate box:

[X]  Preliminary Information Statement

[ ]  Confidential, for Use of the Commission Only
     (as permitted by Rule 14c-5(d)(2))

[ ]  Definitive Information Statement

                            DRAGON MINING CORPORATION
                (Name of Registrant As Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

         1) Title of each class of securities to which transaction applies:______________________________________________

         2) Aggregate number of securities to which transaction applies:______________________________________________

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
                  ------------------------------------------------------

         4) Proposed maximum aggregate value of transaction:
                  ------------------------------------------------------

         5) Total fee paid:
                  ------------------------------------------------------

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)       Amount Previously Paid:_______________________________

         2)       Form, Schedule or Registration Statement No.:_________

         3)       Filing Party:_________________________________________

         4)       Date Filed:___________________________________________

                            DRAGON MINING CORPORATION
--------------------------------------------------------------------------------


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD JULY 31, 1998

--------------------------------------------------------------------------------


The Annual Meeting of the Shareholders of Dragon Mining Corporation (the "Company") will be held on Friday, July 31, 1998 at 10:00 A.M. (local time) at Suite 7, 107 West Wade Lane, Payson, Arizona 85547- 0009 for the following purposes:

         (1) To elect four members of the Board of Directors to hold office until the next annual meeting of shareholders, or until their successors are duly elected and qualify;

         (2) To amend the article of incorporation to increase the number of Authorized Common Shares from 25,000,000 to 50,000,000 shares;

         (3) To ratify the issuance of 15,000,000 shares to Marbella Capital Corp. at a deemed price of $0.001 per share for a total of $15,000, which was approved by the Company's sole acting director, Mr. Thomas Crom, on July 11, 1995;

         (4) To approve the issuance of 21,000,000 shares to Marbella Capital Corp. at a deemed price of $0.10 per share (prior to the reverse-split) to retire debt of $2,100,000;

         (5) To consider and act upon a Plan of Recapitalization to reverse-split the outstanding Common Stock by changing each 10 issued and outstanding shares into one issued and outstanding share of Common Stock;

         (6) To amend the articles of incorporation to change the name of the Corporation from "Dragon Mining Corporation" to "Dragon Diamond Corporation";

         (7)      To approve and adopt the Company's 1998 Stock Option Plan;

         (8)      To approve and adopt the Company's 1998 Restricted Stock Plan;
                  and

         (9) To transact such other business as properly may come before the meeting.

         Only shareholders of record at the close of business on June 30, 1998 will be entitled to vote at the meeting. The transfer books of the Company will not be closed.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

                       By order of the Board of Directors:

                          Aubrey L. McGinnis, Secretary
Vancouver, Canada
July 21, 1998

                          DRAGON MINING CORPORATION
                          107 West Wade Lane, Suite 7
                           Payson, Arizona 85547-0009
                                 (520) 474-9151

                              INFORMATION STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS
                            to be held July 31, 1998

                                  INTRODUCTION

         This Information Statement will be first sent or given to shareholders of Dragon Mining Corporation (the "Company") on or about July 21, 1998, in connection with the Annual Meeting of Shareholders to be held at 10:00 A.M. (local time), July 31, 1998 at 107 West Wade Lane, Suite 7, Payson, Arizona (the "Annual Meeting").

        VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF VOTING SECURITIES

         The securities entitled to vote at the Annual Meeting consist of all of the issued and outstanding shares of the Company's $.001 par value common stock (the "Common Stock"). The close of business on June 30, 1998, has been fixed by the Board of Directors of the Company as the record date. Only shareholders of record as of the record date may vote at the Annual Meeting. As of the record date, there were 23,143,826 shares of Common Stock issued and outstanding.

VOTING RIGHTS AND REQUIREMENTS

         Each shareholder of record as of the record date will be entitled to one vote for each share of Common Stock held as of the record date.

         QUORUM AND VOTES REQUIRED FOR APPROVAL. The presence at the Annual Meeting of the holders of an amount of shares of each class of stock entitled to vote at the meeting, representing the right to vote shares of Common Stock of not less than a majority of the number of shares of Common Stock outstanding as of the record date will constitute a quorum for the transaction of business. The affirmative vote of a majority of the outstanding shares is necessary to approve the amendment to the articles of incorporation to increase the number of authorized shares. The affirmative vote of the majority of shares represented at the meeting and entitled to vote thereat is necessary to elect the Board of Directors, to ratify the prior issuance of shares, to approve the issuance of shares for debt, to approve the Plan of Recapitalization, to adopt the 1998 Stock Option Plan, to adopt the 1998 Restricted Stock Plan, and to approve all other matters that may come before the Annual Meeting.

         PRINCIPAL SECURITY HOLDERS. The following table sets forth information, as of the record date, with respect to the beneficial ownership of the Company's Common Stock by each person known by the Company to be the beneficial owner of more than five percent (5%) of the outstanding Common Stock, and by directors, nominees, and officers of the Company, and by officers and directors as a group.

NAME AND ADDRESS                            AMOUNT AND NATURE OF
OF BENEFICIAL OWNER                         BENEFICIAL OWNERSHIP                        PERCENT OF CLASS (1)<F1>

Marbella Capital Corp. (2)                        19,541,877 (3)<F3>(4)<F4>                      84.44%
1305-1090 West Georgia Street
Vancouver, BC V6E 3V7

Thomas J. Ian Wright                                  1,513,959                                   6.54%
128 Limmer Lane
Felpham, W. Bogner Regis
W. Sussex, United Kingdom

Thomas L. Crom                                          -0- (5)<F5>                                0%
P.O. Box 9
Payson, Arizona 85547

Larry N. Lorenz                                         -0- (4)<F4>                                0%
Suite 515, 625 Howe Street
Vancouver, B.C. Canada V6C 2T6

Aubrey L. McGinnis                                      -0- (4)<F4>                                0%
Suite 515, 625 Howe Steet
Vancouver, B.C. Canada V6C 2T6

Euro-Carib Consultants Ltd.                             -0- (4)<F4>                               0%
P.O. Box N 10697
Kings Court Bay Street
Nassau, Bahamas

Middlegate Financial Limited                            -0- (4)<F4>                               0%
3rd Floor Bahamas Financial Center
P.O. Box N 4584
Nassau Bahamas

Middlegate Financial Ltd.                               -0- (4)<F4>                               0%
C/O Obelisk International Trust Company
Lynwood House
37 Hill Street
St. Helier, Jersey


                                     Page 2



NAME AND ADDRESS                            AMOUNT AND NATURE OF
OF BENEFICIAL OWNER                         BENEFICIAL OWNERSHIP                        PERCENT OF CLASS (1)<F1>
All officers and directors as a
group (4 persons)                                    21,055,836                                  90.98%

<F1>
(1) Based on 23,143,826 shares outstanding. Where the persons listed on this table have the right to obtain additional shares within 60 days from June 30, 1998, these additional shares are deemed to be outstanding for the purpose of computing the percentage of each class owned by such persons, but are not deemed to be outstanding for the purpose of computing the percentage of any other person.

<F2>
(2) Marbella Capital Corp. ("Marbella") is a privately owned Canadian corporation which is owned 40% by Anton Hendriksz, 30% by Nick DeMare and 30% by Thomas L. Crom. Mr. Crom is a director of the Company. Messrs. Hendriksz and DeMare are former directors. See "Voting Securities and Principal Holders Thereof - Changes in Control."

<F3>
(3) Subject to shareholder approval, Marbella will receive an additional 21,000,000 shares (pre-split) in exchange for the cancellation of debt in the amount of $2,100,000 owed by the Company to Marbella. See "Proposal 4: To Approve The Issuance of 21,000,000 Shares to Marbella Capital Corp. At a Deemed Price of $0.10 to Retire Debt of $2,100,000." After such issuance, Marbella would own 40,541,877 shares, or 91.84% of the outstanding Common Stock of the Company.

<F4>
(4) On July 6, 1998 Marbella arranged a sale of 36,649,860 shares (pre-split) of the Company's Common Stock (the "Control Shares") to a group of 15 investors (the "Investors"). The Control Shares include 21,000,000 shares to be issued to Marbella as described in "Proposal 4: To Approve The Issuance of 21,000,000 Shares to Marbella Capital Corp. At a Deemed Price of $0.10 to Retire Debt of $2,100,000." The consideration given to Marbella by the Investors consists of a promissory note in the amount of $25,000 bearing interest at 8% per year. The Investors will collectively own 83% of the Company's then outstanding shares. The names, number of shares purchased and percentage owned by these eleven investors are as follows:


                      PURCHASER                              NUMBER OF SHARES                  PERCENTAGE OF OUTSTANDING
Larry N. Lorenz(a)                                               6,250,000                               14.16
Aubrey L. McGinnis(a)                                            2,145,360                               4.86
Adana Investments Limited                                        2,150,000                               4.87
c/o Obelisk International Trust Company
Lynwood House
37 Hill Street
St. Heiler, Jersey JE2 4UA


                                                           Page 3




                      PURCHASER                              NUMBER OF SHARES                  PERCENTAGE OF OUTSTANDING

Lusaka Investments Limited                                       2,150,000                               4.87
c/o Obelisk International Trust Company
Lynwood House
37 Hill Street
St. Heiler, Jersey JE2 4UA
Mabalane Investments Limited                                     2,200,000                               4.98
c/o Obelisk International Trust Company
Lynwood House
37 Hill Street
St. Heiler, Jersey JE2 4UA
Perlogos Investments Limited                                     2,200,000                               4.98
c/o Obelisk International Trust Company
Lynwood House
37 Hill Street
St. Heiler, Jersey JE2 4UA
Dresden Investments S.A.                                         2,150,000                               4.87
Suite 61 Grosvenor Close
Box N 7521
Nassau, Bahamas
Euro-Carib Consultants Ltd.                                      2,150,000                               4.87
P.O. Box N 10697
Kings Court Bay Street
Nassau, Bahamas
Middlegate Investments Limited                                   2,150,000                               4.87
3rd Floor Bahamas Financial Center
P.O. Box N 4584
Nassau, Bahamas
Middlegate Investments Ltd.                                      2,150,000                               4.87
c/o Obelisk International Trust Company
Lynwood House
37 Hill Street
St. Heiler, Jersey JE2 4UA
Millport Securities Inc.                                         2,150,000                               4.87
Suite M2 Charlote House
P.O. Box N 4825
Nassau, Bahamas
Pacific Rim Capital Ltd.                                         2,201,150                               4.99
7 Prince Street
Belize City, Belize


                                                           Page 4




                      PURCHASER                              NUMBER OF SHARES                  PERCENTAGE OF OUTSTANDING

China Belle Financial Corp.                                      2,201,150                               4.99
P.O. Box 192
Grande Turk, Turks & Caicos Islands
British West Indies
Lay Eng Sei                                                      2,201,100                               4.99
Blk 770,
Pasir Ris Street 71, #11-344
Singapore 510770
Tanya Beauchemin                                                 2,201,100                               4.99
3240 Chrome Crescent
Coquitlam, British Columbia V3E 1M5
TOTAL                                                           36,649,860                               83.02

(a)  Messrs.  Lorenz and McGinnis are officers and directors of the Company.  See "Proposal 1: Election of
Directors."

<F5>
(5)Mr. Crom had unpaid but accrued compensation as follows: $4,800 for 1997 and $4,800 for 1996. On July 7, 1998, Mr. Crom agreed to accept 96,000 shares of the Company's Common Stock valued at $0.10 per share (prior to the reverse-split) in payment for his services.


CHANGES IN CONTROL

         See footnote 4 to the table of Principal Security Holders above.

         As part of the sales agreements with Marbella it was agreed that two of those investors, Larry Lorenz and Aubrey L. McGinnis would become directors. Messrs. Lorenz and McGinnis became directors on July 6, 1998, replacing Anton Hendriksz and Nick DeMare who resigned on the same date.

         There are no other arrangements known to the Company, including any pledge by any person of securities of the Company, the operation of which may, at a subsequent date, result in a further change in control of the Company.


                              MATTERS TO ACTED UPON

                        PROPOSAL 1: ELECTION OF DIRECTORS

         The directors of the Company are elected to serve until the next annual shareholders' meeting or until their respective successors are elected and qualify. Officers of the Company hold office until the meeting of the Board of Directors immediately following the next annual shareholders' meeting or until removal by the Board of Directors. Interim replacements for resigning directors and officers are appointed by the Board of Directors.

         The names of the nominees for directors and certain information about them are set forth below:

NAME                             AGE       POSITION WITH THE        BUSINESS EXPERIENCE
                                           COMPANY
Larry N. Lorenz                  47        Director, Chief          Since July 6, 1998 Mr. Lorenz has been the CEO
                                           Executive Officer        and a Director of the Company.  Since 1985, Mr.
                                           and Director             Lorenz   is   a   Director    and    Management
                                                                    representative for IBIS International  Group of
                                                                    Companies,  based in Vancouver,  Canada that is
                                                                    an  international   business   consortium  that
                                                                    undertakes business and financial transactions,
                                                                    investments,  project  development and merchant
                                                                    banking. Mr. Lorenz acts as a "Diamond Industry
                                                                    Consultant"   for  developing  and  operational
                                                                    companies  whose  interests are in the emerging
                                                                    nations.

Aubrey L. McGinnis               54        Director and             Since July 6, 1998 Mr. McGinnis has been a
                                           Corporate                Director and Corporate Secretary of Dragon.  Mr.
                                           Secretary                McGinnis   is  a  Law  School   graduate   with
                                                                    experience in corporate and  commercial  law. A
                                                                    member  of the  Alberta  Bar  since  1973,  Mr.
                                                                    McGinnis  has  a  broad  range  of   experience
                                                                    including tax mitigation,  commercial  contract
                                                                    design and  litigation.  From June 1996 to June
                                                                    1997, Mr. McGinnis  consulted with  individuals
                                                                    and companies regarding tax shelters in Canada.
                                                                    From February 1995 to June 1996,  Mr.  McGinnis
                                                                    was  employed  as  Director  of  Operations  of
                                                                    Erickson  College,  a  private  post  secondary
                                                                    institution in British Columbia.  From February
                                                                    1994 to February 1995, Mr.  McGinnis  consulted
                                                                    with  individuals  and companies  regarding the
                                                                    funding of projects.  Mr. McGinnis was employed
                                                                    as Director of Operations  of BCNLP  Institute,
                                                                    Vancouver,  Canada,  from June 1993 to February
                                                                    1994.


                                                           Page 6





Thomas L. Crom                   42        Director, Chief          From February 1988 until May 30, 1998 Mr.
                                           Financial Officer        Crom was President of Dragon.  From February
                                           and Treasurer            1988  to  the  present  Mr.  Crom  has  been  a
                                                                    Director,    Chief   Financial    Officer   and
                                                                    Treasurer. Mr. Crom is President and co-founder
                                                                    of  Eureka   Ventures   a  private   management
                                                                    consulting  firm  located in  Payson,  Arizona,
                                                                    which provides services to the mining industry.
                                                                    Mr. Crom is also  president  of SADIA a private
                                                                    diamond    exploration    company   which   has
                                                                    properties   in   Venezuela.   Mr.  Crom  is  a
                                                                    certified   public   accountant,   a  certified
                                                                    management  accountant and has a masters degree
                                                                    in business. He has been involved in the mining
                                                                    business for 15 years.  Thomas J. Ian Wright 69
                                                                    Chairman  and  Chairman of the Board since June
                                                                    1994,  Mr.  Director  Wright  has also been the
                                                                    director of European  Operations for Barrington
                                                                    Communications  Group, located in New York, New
                                                                    York, since 1992. Mr. Wright is also a director
                                                                    of Butte Mining Ltd and Dunlap Resources,  both
                                                                    of which are  mining  companies  located in the
                                                                    United Kingdom. From 1977 through 1992 he was a
                                                                    mining  consultant  for Laing &  Cruickshank  a
                                                                    stock   brokerage  firm  based  in  the  United
                                                                    Kingdom.


         The following table sets forth, as of the date of this Information Statement, the names of the Company's executive officers, including all positions and offices held by such person. These officers are elected to hold office for one year or until their respective successors are duly elected and qualified:


NAME                   POSITION WITH THE COMPANY
Larry N. Lorenz        Director, Chief Executive Officer, President and Director
Aubrey L. McGinnis     Director and Corporate Secretary
Thomas L. Crom         Director, Treasurer and Chief Financial Officer
Thomas J. Ian Wright   Chairman and Director

         Except as otherwise indicated below, no organization by which any officer or director previously has been employed in an affiliate, parent or subsidiary of the Company.

         On July 7, 1998 the Company formed separate audit, nominating, or compensation committees of the Board of Directors. The committee members are:
Larry N. Lorenz, Aubrey L. McGinnis, Thomas L. Crom and Thomas J. Ian Wright.

         Messrs. Crom and Wright were directors through 1997. There have been no official meetings of the board during 1997.

COMPLIANCE WITH SECTION 16 (A) OF THE EXCHANGE ACT

         During the fiscal year ended December 31, 1997, Marbella Capital Corp. and Mr. Wright failed to timely file a Form 5 with the Securities and Exchange Commission as required by Section 16(a) of the Securities Exchange Act of 1934, as amended.

EXECUTIVE COMPENSATION

         The following table sets forth in summary form the compensation received during each of the Company's last three completed fiscal years by the Chief Executive Officer of the Company. There was no executive officer of the Company whose total salary and bonus exceeded $100,000 in the Company's fiscal year ended December 31, 1997.

                                                 SUMMARY COMPENSATION TABLE

                                                                                             LONG TERM COMPENSATION
                                          ANNUAL COMPENSATION                            AWARDS                 PAYOUTS
                                                                            RESTRICTED
NAME AND                                                                       STOCK                            LTIP      ALL OTHER
PRINCIPAL                                                 OTHER ANNUAL       AWARD(S)       OPTIONS/SARS      PAYOUTS      COMPEN
POSITION           YEAR         SALARY       BONUS      COMPENSATION ($)        ($)             ($)             ($)       SATION ($)
Thomas L.          1997       $4,800(1)<F1>   -0-             -0-               -0-             -0-             -0-          -0-
Crom,              1996       $4,800(1)<F1>   -0-             -0-               -0-             -0-             -0-          -0-
former             1995          $-0-         -0-             -0-               -0-             -0-             -0-          -0-
President
and Chief
Executive
Officer (2)<F2>

<F1>
(1) Mr. Crom had unpaid but accrued compensation as follows:$4,800 for 1997 and $4,800 for 1996. On July 7, 1998, Mr. Crom agreed to accept 96,000 shares of the Company's Common Stock valued at $0.10 per share (prior to the reverse-split) in payment for his services. See "Proposal 1:
         Election of Directors - Certain Transactions."

<F2>
(2) Mr. Crom resigned as President and Chief Executive Officer on May 30, 1998. On that date Mr. Lorenz became the Chief Executive Officer of the Company.

         Employment   agreements  with  the  Company's  executive  officers  are described below in "Employment Agreements."

         The Company does not pay non-officer directors for their services nor does it pay any director's fees for attendance at meetings. Directors are reimbursed for any expenses incurred by them in their performance as directors.

         The Company does not have a pension or retirement plan.

STOCK OPTION PLAN

         The Company adopted an Incentive Stock Option plan on December 18, 1984, which expired on October 31, 1994. There are no outstanding stock options from that plan. The Company is proposing to adopt a new Stock Option Plan and Restricted Stock Plan. See "Proposal 7: Adoption of 1998 Stock Option Plan" and "Proposal 8: Adoption of 1998 Restricted Stock Plan."

EMPLOYMENT AGREEMENTS

         There are no employments agreements with any of the officers of the Company.

CERTAIN TRANSACTIONS

         During 1997 and 1996, the Company was charged management, consulting, and office administration fees of $4,800 per year by Thomas L. Crom. On June 24, 1998 Mr. Crom agreed to accept 96,000 shares (pre-split) of Dragon common stock valued at $0.10 per share as payment of those fees.

         During 1997 and 1996 interest expense of $168,000 on the Note payable to Marbella was canceled. See "Financial Statements."


           PROPOSAL 2: AMEND ARTICLES OF INCORPORATION TO INCREASE THE
             AUTHORIZED COMMON SHARES FROM 25,000,000 TO 50,000,000

         The Board of Directors has proposed, subject to shareholder approval, to amend the Articles of Incorporation to increase the authorized number of shares of Common Stock from 25,000,000 to 50,000,000.

REASONS FOR THE INCREASE OF AUTHORIZED COMMON SHARES

         This will allow the Company to pay the outstanding debt of $2,100,000 to Marbella Capital Corp (as indicated in "Proposal 3: to Approve The Issuance of 21,000,000 Shares to Marbella Capital Corp. At a Deemed Price of $0.10 to Retire Debt of $2,100,000"), purchase other business opportunities through the issuance of additional shares, and allow incentives to management through stock options plans. See "Proposal 7: Adoption of 1998 Stock Option Plan" and "Proposal 8: Adoption of 1998 Restricted Stock Plan."

         Management is presently negotiating a joint venture agreement with Youssef Diamond Mining Company, a Liberian corporation ("Youssef"). Youssef is the holder and operator of various diamond and valuable mineral concessions located in the Republic of Liberia. Management believes the Company will be required to issue a number of shares to Youssef, along with options to acquire additional shares, as part of the joint venture agreement.

         The terms of the joint venture agreement are not expected to result in a change of control of the Company.


       PROPOSAL 3: TO RATIFY THE ISSUANCE OF 15,000,000 SHARES TO MARBELLA
           CAPITAL CORP. AT A DEEMED PRICE OF $0.001 FOR $15,000 CASH.

         The Company's sole acting director on July 11, 1995, approved the issuance of 15,000,000 shares to Marbella Capital Corp. ("Marbella") at a deemed price of $0.001 per share for a total of $15,000. The Board of Directors is seeking shareholder ratification of this transaction. As a result of the transaction Marbella became the owner of 74.36% of the then outstanding shares of Common Stock and Mr. Crom was the owner of 30% of Marbella's then outstanding shares.

REASONS FOR THE SHARE ISSUANCE

         At that time the Company had no cash and significant liabilities. Cash was urgently needed to keep the Company in existence, renegotiate its debt and pursue business opportunities. See "Proposal 2: Amend Articles of Incorporation to Increase The Authorized Common Shares From 25,000,000 to 50,000,000."


      PROPOSAL 4: TO APPROVE THE ISSUANCE OF 21,000,000 SHARES TO MARBELLA CAPITAL CORP. AT A DEEMED PRICE OF $0.10 TO RETIRE DEBT OF $2,100,000.

         The Board of Directors has proposed, subject to shareholder approval, to pay the Company's outstanding debt to Marbella of $2,100,000 by issuing 21,000,000 shares (pre-split) of common stock. If this transaction is approved, Marbella will own 91.84% of the shares then outstanding.

REASONS FOR THE SHARE ISSUANCE

         As of December 31, 1997 the Company had a working capital deficit of $2,095,764 and negative shareholders' equity of $2,095,764. Management believes the Company must reduce its liabilities in order to pursue other business opportunities which have been identified. "See Proposal 6: Name Change."


              PROPOSAL 5: AUTHORIZATION TO IMPLEMENT REVERSE SPLIT

         The Board of Directors has proposed, subject to shareholder approval, to effect a 1-for-10 reverse stock split whereby every ten (10) shares of the Company's currently outstanding shares of Common Stock will be exchanged for one share of Common Stock. After issuing the 21,000,000 shares to Marbella (See "Proposal 4: To Approve The Issuance of 21,000,000 Shares to Marbella Capital Corp. At a Deemed Price of $0.10 to Retire Debt of $2,100,000") and 96,000 to Thomas L. Crom, there will be 44,239,826 shares outstanding, and the reverse split will reduce this number to approximately 4,423,983. The reverse split will not alter the number of shares of Common Stock authorized for issuance, which after approving Proposal 2 would be 50,000,000.

REASONS FOR THE PROPOSED REVERSE STOCK SPLIT

         Management is proposing the reverse stock split for the following reasons: management believes a reverse stock split will (1) reduce the number of outstanding shares of Common Stock and thereby make available shares of Common Stock with which to acquire assets into the Company; and (2) help raise the trading price of the Company's Common Stock. In discussions by the Company's executive officers with members of the brokerage and banking industries, the Company has been advised that the brokerage firms might be more willing to evaluate the Company's securities if the price range for the Company's Common Stock were higher. Management believes that additional interest by the investment community in the Company's stock, of which there can be no assurance, is desirable.

         Management of the Company also believes that existing low trading prices of the Company's Common Stock may have an adverse impact upon the trading level of the trading market for the Common Stock. In particular, brokerage firms often charge higher commissions for transactions involving low-priced stocks than they would for the same dollar amount of securities with a higher per share price. Some brokerage firms will not recommend purchases of low-priced stock to their clients or make a market in such stock, which tendencies may adversely affect the liquidity for current shareholders and the Company's ability to obtain additional equity financing.

EFFECTS OF APPROVAL OF THE REVERSE STOCK SPLIT

         Theoretically, the market price of the Company's Common Stock should increase approximately 10- fold following the proposed reverse stock split. It is hoped that this will result in a price level which will overcome the reluctance, policies, and practices of broker-dealers described above and increase interest in the Company's Common Stock by investors. Shareholders should note that the effect of the reverse stock split upon the market price for the Company's Common Stock cannot be accurately predicted. Further, there can be no assurance that the per share market price of the post-split Common Stock will trade at a price 10 times the price of the pre-split Common Stock, or, if it does, that the price can be maintained at that level for any period of time.

         On June 30, 1998, the closing bid and asked prices of the Company's Common Stock were $0.01 and $0.10 per share, respectively. The foregoing quotation reflects management's queries to brokers which trade on the pink sheets and reflect inter-dealer prices, without retail mark-up, mark-down, or commission and may not represent actual transactions.

         Management, by implementing a reverse stock split, does not intend to "take the Company private" by decreasing the number of shareholders of the Company. Management does not believe that a 1-for-10 reverse stock split would result in any shareholders being eliminated or closed out as a result of holding less than one share after the reverse stock split. There are 84 shareholders of record as of June 30, 1998 who have a number of shares not evenly divisible by
10. As disclosed below, the Company will round up to the nearest whole share instead of issuing fractional shares resulting from the reverse stock split.

PROCEDURE FOR IMPLEMENTING THE REVERSE SPLIT

         If this proposal in adopted by the shareholders, ten (10) shares of pre-split Common Stock will be exchanged for each share of post-split Common Stock. Shares of post-split Common Stock may be obtained by surrendering certificates representing shares of pre-split Common Stock to the Company's transfer agent, American Securities Transfer, Inc., 938 Quail Street, Suite 101, Lakewood, Colorado 80215 (the "Transfer Agent"). To determine the number of shares of post-split Common Stock issued to any record holder, the total number of shares represented by all of the certificates issued in the name of that record holder held in each account, as set forth in the records of the Transfer Agent on the date upon which the reverse split becomes effective, will be divided by 10. Upon surrender to the Transfer Agent of the share certificates
(s) representing shares of pre-split Common Stock and the applicable transfer fee, which presently is $20.00 per certificate payable by the holder, the holder will receive a share certificate representing the appropriate number of shares of post-split Common Stock. If the division described above results in a quotient which contains a fraction, the Company will round up to the nearest whole share instead of issuing a fractional share. Shareholders are not required to exchange their certificates of pre-split Common Shares for post-split Common Shares. It is anticipated that the reverse split will be effected immediately following receipt of the necessary shareholder approval.

         The Company has made arrangements with American Securities Transfer Inc., the stock transfer agent. to pay the transfer fee for the first thirty
(30) days after the effective date of the reverse stock split. The effective date will be August 1, 1998, which is the day after the shareholders meeting. All shareholders of record will receive transfer instructions from the stock transfer agent.

FEDERAL INCOME TAX EFFECTS OF THE PLAN

         Holders of Common Stock will not be required to recognize any gain or loss if the reverse stock split is effected. The tax basis of the aggregate shares of post-split Common Stock received by present shareholders will be equal to the basis of the aggregate shares of the pre-split Common Stock exchanged therefor. The holding period for shares of post-split Common Stock will include the holding period of the pre-split Common Stock when calculated for purposes of taxation or sales under Rule 144 of the Rules and Regulations under the Securities Act of 1933, as amended (the "Securities Act"). Rule 144 requires that "restricted securities," as defined in Rule 144, be held at least one year before routine sales be made in accordance with the provisions of the Rule. Rule 144 provides that shares issued in a reverse stock split are deemed to have been held from the date of acquisition of the shares involved in the reverse stock split.


                             PROPOSAL 6: NAME CHANGE

         The Board of Directors has proposed, subject to shareholder approval, to change the Company's name from "Dragon Mining Corporation" to "Dragon Diamond Corporation".

REASONS FOR THE NAME CHANGE

         Management will be pursing business opportunities primarily in the area of diamonds. This includes buying and selling of rough and uncut diamonds, exploration, development and producing diamonds. This name will better reflect the Company's primary business. In the event the shareholders do not approve the name change, the Company's name will remain "Dragon Mining Corporation."

                 PROPOSAL 7: ADOPTION OF 1998 STOCK OPTION PLAN

         The Board is requesting that the shareholders of the Company adopt the 1998 Stock Option Plan (the "Plan") reserving an aggregate of 663,597 shares (post-split and assuming the issuance of shares to Mr. Crom and the approval of the issuance of shares to Marbella) of the Company's Common Stock (the "Available Shares") for issuance pursuant to the exercise of stock options ("Options") which may be granted to employees, officers, and directors of the Company and consultants to the Company. The Plan also provides an annual adjustment in the number of Available Shares, commencing December 31, 1998, to a number equal to 15% of the number of shares outstanding on December 31 of the preceding year or 663,597 shares, whichever is greater. The Plan is designed to
(i) induce qualified persons to become employees, officers, and directors of the Company; (ii) reward such persons for past services to the Company (iii) encourage such persons to remain in the employ of the Company or associated with the Company; and (iv) provide additional incentive for such persons to put forth maximum efforts for the success of business of the Company. To the extent that management personnel may be eligible to receive Options which may be granted under the Plan, management has an interest in obtaining approval of the Plan by the Company's shareholders.

         As of June 30, 1998 four persons were eligible to participate in the Plan. These consist of the current officers and directors of the Company. Although the Company has no immediate plans to add additional employees, officers, or directors, it does anticipate that additional persons will become eligible as the Company expands.

         The Plan will be administered by the Compensation Committee of the Board of Directors (the "Committee"). Transactions under the Plan are intended to comply with all applicable conditions of the Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "1934 Act"). In addition to determining who will be granted Options, the Committee has the authority and discretion to determine when Options may be granted and the number of Options to be granted. The Committee may determine which Options may be intended to qualify ("Incentive Stock Option") for special treatment under the Internal Revenue Code of 1986, as amended from time to time (the "Code") or Non-Qualified Options ("Non-Qualified Stock Options") which are not intended to qualify. See "Federal Income Tax Consequences" below. The Committee also may determine the time or times when each Option becomes exercisable, the duration of the exercise period for Options and the form or forms of the instructions evidencing Options granted under the Plan. The Committee may adopt, amend, and rescind such rules and regulations as in its opinion may be advisable for the administration of the Plan. The Committee may amend the Plan without shareholder approval where such approval is not required to satisfy any statutory or regulatory requirements.

         The Plan provides that disinterested directors will receive automatic options grants to purchase 5,000 (post-reverse split shares) of the Company's Common Stock upon their initial appointment or election as directors, and on the date of each subsequent annual shareholders' meeting, which vest in 33-1/3% installments commencing on the first anniversary of the grant date. Grants to employee directors and officer/directors can be either Non-Qualified Stock Options or Incentive Stock Options, to the extent that they do not exceed the Incentive Stock Option exercise limitations, and the portion of an option to an employee director or officer/director that exceeds the dollar limitations of Code Section 422 will be treated as a NonQualified Stock Option. All options granted to disinterested directors will be Non-Qualified Options.

         The Committee also may construe the Plan and the provisions in the instruments evidencing options granted under the Plan to employee and officer participants and is empowered to make all other determinations deemed necessary or advisable for the administration of the Plan. Option grants to disinterested directors are self-administering and not subject to the Committee's discretion. The Committee may not adversely affect the rights of any participant under any unexercised option or any portion thereof without the consent of such participant. This Plan will remain in effect until it is terminated by the Compensation Committee, except that no Incentive Stock Option will be granted after May 30, 2008.

         The Plan contains provisions for proportionate adjustment of the number of shares for outstanding options and the option price per share in the event of stock dividends, recapitalizations resulting in stock splits or combinations or exchanges of shares.

         Participants in the Plan may be selected by the Committee from employees and officers of the Company and its subsidiaries and consultants to the Company and its subsidiaries. Disinterested directors receive annual automatic grants, as described above. In determining the persons to whom options will be granted and the number of shares to be covered by each option, the Committee will take into account the duties of the respective person, their present and potential contributions to the success of the Company, and such other factors as the Committee deems relevant to accomplish the purposes of the Plan.

         Only employees of the Company and its subsidiaries, as the term "employees" is defined for the purposes of the Code will be entitle to receive Incentive Stock Options. Incentive Stock Options granted under the Plan are intended to satisfy all requirements for incentive stock options under Section 422 of the Code and the Treasury Regulations thereunder.

         Each option granted under the Plan will be evidenced by a written option agreement between the Company and the optionee. The option price of any Incentive Stock Option may be not less than 100% of the Fair Market Value per share on the date of grant of the options; provided, however, that any Incentive Stock Option granted under the Plan to a person owning more than ten percent of the total combined voting power of the Common Stock will have an option price of not less than 110% of the Fair Market Value per share on the date of grant of the Incentive Stock Option. Each Non-Qualified Stock Option granted under the Plan will be at a price no less than 85% of the Fair Market Value per share on the date of grant thereof, except that the automatic stock option grants to the disinterested directors will be at a price equal to the Fair Market Value per share on the date of grant. "Fair Market Value" per share as of a particular date is defined in the Plan as the last sale price of the Common Stock as reported on a national securities exchange or on the NASDAQ System or, if none, the average of the closing bid and asked prices of the Company's Common Stock as reported by NASDAQ or, if such quotations are unavailable, the value determined by the Committee in its discretion in good faith.

         The exercise period of options granted under the Plan may not exceed ten years from the date of grant thereof. Incentive Stock Options granted to a person owning more than ten percent of the total combined voting power of the Common Stock of the Company will be for no more than five years. Except in the case of options granted to disinterested directors, who comprise the Compensation Committee, the Committee will have the authority to accelerate or extend the exercisability of any outstanding option at such time and under such circumstances as it, in its sole discretion, deems appropriate. However, no exercise period may be extended to increase the term of the option beyond ten years from the date of the grant.

         To exercise an option, the optionee must pay the full exercise price in cash, in shares of Common Stock having a Fair Market Value equal to the option price or in property or in a combination of cash, shares, and property and, subject to approval of the Committee. The Committee has the sole and absolute discretion to determine whether or not property other than cash or Common Stock may be used to purchase the shares of Common Stock thereunder and, if so, to determine the value of the property received.

         An option may not be exercised unless the optionee then is an employee, officer, or director of the Company or its subsidiaries, and unless the optionee has remained continuously as an employee, officer, or director of the Company since the date of grant of the option. If the optionee ceases to be an employee, officer, or director of the Company or its subsidiaries other than reason by death, disability, or for cause, all options granted to such optionee, fully vested to such optionee but not yet exercised, will terminate three months after the date the optionee ceases to be an employee, officer or director of the Company. All optionees which are not vested to an optionee, under the conditions stated in the Plan for which employment ceases, will immediately terminate on the date the optionee ceases employment or association.

         If an optionee dies while an employee, officer or director of the Company, or if the optionee's employment, officer or director status terminates by reason of disability, all options theretofore granted to such optionee, whether or not otherwise exercisable, unless earlier terminated in accordance with their terms, may be exercised at any time within one year after the date of death or disability of said optionee, by the optionee or by the optionee's estate or by a person who acquired the right to exercise such options by bequest or inheritance or otherwise by reason of death or disability of the optionee.

         Options granted under the Plan are not transferable other than by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, or the rule thereunder. Options may be exercised, during the lifetime of the optionee, only by the optionee and thereafter only by his legal representative. An optionee has no rights as a shareholder with respect to any shares covered by an option until the option has been exercised.

         As a condition to the issuance of share upon the exercise of an option, the Company will require the optionee to pay to the Company the amount of the Company's tax withholding liability required in connection with such exercise. The Company, to the extent permitted or required by law, may deduct a sufficient number of shares due to the optionee upon exercise of the option to allow the Company to pay such withholding taxes. The Company is not obligated to advise any optionee of the existence of any tax or the amount which the Company will be so required to withhold.

FEDERAL INCOME TAX CONSEQUENCES

         The federal income tax discussion set forth below is included for general information only. Optionees are urged to consult their tax advisors to determine the particular tax consequences applicable to them, including the application and effect of foreign, state, and local income and other tax laws.

         INCENTIVE STOCK OPTIONS. No income results to the holder of an Incentive Stock Option upon the grant thereof or issuance of shares upon the exercise thereof. The amount realized on the sale or taxable exchange of the Option Shares in excess of the option exercise price will be considered a capital gain, except that, if a sale, taxable exchange, or other disposition occurs within one year after the exercise of the Incentive Stock

Option or two years after the grant of the Incentive Stock Option (generally considered to be a "disqualifying disposition"), the optionee will realize compensation, for federal income tax purposes, on the amount by which the lessor of (i) the fair market value on the date of exercise or (ii) the amount realized on the sale of the shares, exceeds the exercise price. Any appreciation on the shares between the exercise date and the fair market value of the shares acquired at the time of exercise is a tax preference item for the purposes of calculating the alternative minimum tax on individuals under the Code. This preference amount will not be included again in alternative minimum taxable income in the year the taxpayer disposes of the stock.

         NON-QUALIFIED STOCK OPTIONS. No compensation will be realized by the optionee of a Non-Qualified Stock Option at the time of grant. Upon exercise of a Non-Qualified Stock Option, an optionee will realize compensation for federal income tax purposes on the difference between the exercise price and the fair market value of the shares acquired at the time of exercise. If the optionee exercises a Non-Qualified Stock Option by surrendering shares of the Company's Common Stock, the optionee will not recognize income or gain at the time of exercise.

         CONSEQUENCES TO THE COMPANY. The Company recognizes no deduction at the time of grant or exercise of an Incentive Stock Option and recognizes no deduction at the time of grant of a Non-Qualified Stock Option. The Company will recognize a deduction at the time of exercise of a Non-Qualified Stock Option on the difference between the option price and the fair market value of the shares on the date of grant. The Company will also recognize a deduction to the extent the optionee recognizes income upon a disqualifying disposition of share underlying an Incentive Stock Option.

NEW PLAN BENEFITS

         No benefits or amounts can be determinable under this plan since the plan has yet to be adopted, no meetings of the compensation committee have taken place to implement this plan. There are no specific grants and thus none can be attributable to a single person. Currently the Company only has four persons eligible to receive a grant. All four person are members of the executive group.

         As of the date of this Information Statement, the Company did not have a stock option plan. Therefore, the proposed plan would represent a new benefit to be offered to employees, officers and directors. As such, management cannot determine what the benefits of the new plan would have been to the present officers and directors. In addition, management cannot place a value on the options that would be issued, given the Company's inactive status.

VESTING

         Unless otherwise specified in an optionee's agreement, options granted under the Plan to officers, officer/directors, disinterested directors who are not on the Committee, and employees will become vested with the optionee under the following schedule: 50% upon the first anniversary of the option grant and 12.5% upon each of the four three-month periods following the first anniversary.

               PROPOSAL 8: ADOPTION OF 1998 RESTRICTED STOCK PLAN

         The Board is requesting that the shareholders of the Company adopt the 1998 Restricted Stock Plan (the "Restricted Plan") reserving an aggregate of 663,597 shares (post-split and assuming the issuance of shares to Mr. Crom and the approval of the issuance of shares to Marbella) of the Company's Common Stock (the "Available Shares") for issuance to employees, consultants, officers, and directors of the Company and consultants to the Company. The Plan also provides an annual adjustment in the number of Available Shares, commencing December 31, 1998, to a number equal to 15% of the number of shares outstanding on December 31 of the preceding year or 663,597 shares, whichever is greater.
The Plan is designed to (i) induce qualified persons to become employees, consultants, officers, directors of the Company; (ii) reward such persons for past services to the Company' (iii) encourage such persons to remain in the employ of the Company or associated with the Company; and (iv) provide additional incentive for such persons to put forth maximum efforts for the success of business of the Company. To the extent that management personnel may be eligible to receive shares which may be granted under the Plan, management has an interest in obtaining approval of the Plan by the Company's shareholders.

         As of June 30, 1998 four persons were eligible to participate in the Plan. These consist of the current officers and directors of the Company. Although the Company has no immediate plans to add additional employees, officers, or directors, it does anticipate that additional persons will become eligible as the Company expands.

         Shares issued under this Plan are "restricted" in the sense that they are subject to repurchase by the Company at cost during the vesting period.

         The Plan will be administered by the Compensation Committee of the Board of Directors (the "Committee"). Transactions under the Plan are intended to comply with all applicable conditions of the Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "1934 Act"). In addition to determining who will be issued shares, the Committee has the authority and discretion to determine the purchase price of the shares issued under the Plan, the period of months or periods of time during which the Company will have a right to repurchase the shares and the terms and conditions of such repurchase, and the form or forms of the instruments evidencing the issuance of shares pursuant to the Plan. The Committee may adopt, amend, and rescind such rules and regulations as in its opinion may be advisable for the administration of the Plan. The Committee may amend the Plan without shareholder approval where such approval is not required to satisfy any statutory or regulatory requirements.

         The Plan provides that disinterested directors will receive an automatic issuance of 5,000 (post-reverse split shares) of the Company's Common Stock upon their initial appointment or election as directors, and on the date of each subsequent annual shareholders' meeting, which vest in 33-1/3% installments commencing on the first anniversary of the issue date.

         The Committee also may construe the Plan and is empowered to make all determinations deemed necessary or advisable for the administration of the Plan. Issuances to disinterested directors are self-administering and not subject to the Committee. The Committee may not adversely affect the rights of any participant under any rights previously granted without the consent of such participant. This Plan will remain in effect until it is terminated by the Compensation Committee.

         The Plan contains provisions for proportionate adjustment of the number of shares for outstanding options and the option price per share in the event of stock dividends, recapitalizations resulting in stock splits or combinations or exchanges of shares.

         Participants in the Plan may be selected by the Committee from employees and officers of the Company and its subsidiaries and consultants to the Company and its subsidiaries. Disinterested directors receive annual automatic grants, as described above. In determining the persons to whom shares will be granted and the number of shares to be issued, the Committee will take into account the duties of the respective person, their present and potential contributions to the success of the Company, and such other factors as the Committee deems relevant to accomplish the purposes of the Plan.

         Shares to be issue under the Plan will be evidenced by a written restricted stock purchase agreement between the Company and the participant. Shares issued under the Plan are transferable only if the transferee agrees to be bound by all terms of the Plan, including the Company's right to repurchase the shares, and only if such transfer is permitted under federal and state securities laws. To facilitate the enforcement of the restrictions on transfer, the Committee may require the holder of the shares to deliver the certificate
(s) to be held in escrow during the period of restriction.

FEDERAL INCOME TAX CONSEQUENCES

         The federal income tax discussion set forth below is included only for general information only. Participants are urged to consult their tax advisors to determine the particular tax consequences applicable to them, including the application and effect of foreign, state, and local income and other tax laws.

         Section 83(a) of the Internal Revenue Code provides that the receipt of stock subject to a substantial risk of forfeiture and which is nontransferable does not result in taxable income until the restrictions lapse. At that time, the employee recognizes compensation income (taxable at the rate applicable to ordinary income) in the amount of the spread between the value of the stock and the amount, if any, the employee paid for the stock. The Company must withhold employment taxes on this income, and generally may deduct the amount the employee includes in income as an ordinary business expense.

VESTING

         Unless otherwise specified in an optionee's agreement, options granted under the Plan to officers, officer/directors, disinterested directors who are not on the Committee, and employees will become vested with the optionee under the following schedule: 50% upon the first anniversary of the option grant and 12.5% upon each of the four three-month periods following the first anniversary.

NEW PLAN BENEFITS

         No benefits or amounts can be determinable under this plan since the plan has yet to be adopted, and no meetings of the compensation committee have taken place to implement this plan. There are no specific grants and thus none can be attributable to a single person. Currently the Company only has four persons eligible to receive a grant. All four persons are members of the executive group.

         As of the date of this Information Statement, the Company did not have a restricted stock plan. Therefore, the proposed plan would represent a new benefit to be offered to employees, officers and directors. As such, management cannot determine what the benefits of the new plan would have been to the present officers and directors. Management estimates that if this plan had been effective for 1997 and if the full amount of available shares were granted and valued at a $1.00 it would have resulted in a benefit valued at $663,598 for the executive group.


                                  OTHER MATTERS

         Except for the matters referred to in the accompanying Notice of Annual Meeting, management does not intend to present any matter for action at the Annual Meeting and knows of no matter to presented that is a proper subject for action by the shareholders at the meeting.


                         INDEPENDENT PUBLIC ACCOUNTANTS

         The Company has not selected a principal accountant for its current fiscal year, and did not engage a principal accountant to audit its financial statements during its two preceding fiscal years. The Company has been an inactive registrant and, in reliance upon Rule 3-11 of Regulation S-X promulgated by the Securities and Exchange Commission, did not prepare audited financial statements for the fiscal years ended December 31, 1996, and 1997. Management anticipates that the Company, at a later date, will engage a principal accountant to audit the Company's financial statements for the current fiscal year.


                                  ANNUAL REPORT

         The Company's Annual Report to Shareholders is being mailed with this Proxy Statement. It consists of the information contained in the Company's Form 10-K for the year ended December 31, 1997, as filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934.


                           INCORPORATION BY REFERENCE

         The Company hereby incorporates by reference the financial statements and section entitled "Management's Discussion and Analysis of Financial Condition and Results of Operations" contained in the Annual Report to Shareholders which is being mailed with the Information Statement.

                              SHAREHOLDER PROPOSALS

         Any shareholder proposing to have an appropriate matter brought before the next annual meeting of shareholders must submit such proposals in accordance with the proxy rules of the Securities and Exchange Commission. Such proposals should be sent to the Company's mailing address: P.O. Box 9, Payson, Arizona 85547-0009 for receipt no later than December 31, 1998.

                       By order of the Board of Directors:


                           Larry N. Lorenz, President
Vancouver, Canada
July 21, 1998

                DRAGON MINING CORPORATION 1998 STOCK OPTION PLAN

1.       PURPOSE; EFFECTIVENESS OF THE PLAN.

         (a) The purpose of this Plan is to advance the interests of the Company and its stockholders by helping the Company obtain and retain the services of employees, officers, consultants, and directors, upon whose judgment, initiative and efforts the Company is substantially dependent, and to provide those persons with further incentives to advance the interests of the Company.

         (b) This Plan will become effective on the date of its adoption by the Board, provided the Plan is approved by the stockholders of the Company (excluding holders of shares of Stock issued by the Company pursuant to the exercise of options granted under this Plan) within twelve months before or after that date. If the Plan is not so approved by the stockholders of the Company, any options granted under this Plan will be rescinded and will be void. This Plan will remain in effect until it is terminated by the Board or the Committee (as defined hereafter) under section 9 hereof, except that no ISO (as defined herein) will be granted after the tenth anniversary of the date of this Plan's adoption by the Board. This Plan will be governed by, and construed in accordance with, the laws of the State of Utah.

2.       CERTAIN DEFINITIONS.

         Unless the context otherwise requires, the following defined terms (together with other capitalized terms defined elsewhere in this Plan) will govern the construction of this Plan, and of any stock option agreements entered into pursuant to this Plan:

         (a) "10% Stockholder" means a person who owns, either directly or indirectly by virtue of the ownership attribution provisions set forth in Section 424(d) of the Code at the time he or she is granted an Option, stock possessing more than ten percent (10%) of the total combined voting power or value of all classes of stock of the Company and/or of its subsidiaries;

         (b) "1933 Act" means the federal Securities Act of 1933, as amended;

         (c)      "Board" means the Board of Directors of the Company;

         (d) "Called for under an Option," or words to similar effect, means issuable pursuant to the exercise of an Option;

         (e) "Code" means the Internal Revenue Code of 1986, as amended (references herein to Sections of the Code are intended to refer to Sections of the Code as enacted at the time of this Plan's adoption by the Board and as subsequently amended, or to any substantially similar successor provisions of the Code resulting from recodification, renumbering or otherwise);

         (f) "Committee" means a committee, known as the Compensation Committee, of two or more Disinterested Directors, appointed by the Board, to administer and interpret this Plan; provided that the term "Committee" will refer to the Board during such times as no Committee is appointed by the Board;

         (g)      "Company" means Dragon Mining Corporation, a Utah corporation;

         (h) "Disability" has the same meaning as "permanent and total disability," as defined in Section 22(e)(3) of the Code;

         (i) "Disinterested Director" means a member of the Board who is not during the period of one year prior to his or her service as an administrator of the Plan, or during the period of such service, granted or awarded Stock, options to acquire Stock, or similar equity securities of the Company under this Plan or any similar plan of the Company, other than the grant of a Formula Option pursuant to section 6(m) of this Plan;

         (j) "Eligible Participants" means persons who, at a particular time, are employees, officers, consultants, or directors of the Company or its subsidiaries;

         (k) "Fair Market Value" means, with respect to the Stock and as of the date an ISO or a Formula Option is granted hereunder, the market price per share of such Stock determined by the Committee, consistent with the requirements of Section 422 of the Code and to the extent consistent therewith, as follows:

                  (i) If the Stock was traded on a stock exchange on the date in question, then the Fair Market Value will be equal to the closing price reported by the applicable composite-transactions report for such date;

                  (ii) If the Stock was traded over-the-counter on the date in question and was classified as a national market issue, then the Fair Market Value will be equal to the last-transaction price quoted by the NASDAQ system for such date;

                  (iii) If the Stock was traded over-the-counter on the date in question but was not classified as a national market issue, then the Fair Market Value will be equal to the average of the last reported representative bid and asked prices quoted by the NASDAQ system for such date; and

                  (iv) If none of the foregoing provisions is applicable, then the Fair Market Value will be determined by the Committee in good faith on such basis as it deems appropriate.

         (l) "Formula Option" means an NSO granted to members of the Committee pursuant to section 6(m) hereof;

         (m) "ISO" has the same meaning as "incentive stock option," as defined in Section 422 of the Code;

         (n) "Just Cause Termination" means a termination by the Company of an Optionee's employment by and/or service to the Company (or if the Optionee is a director, removal of the Optionee from the Board by action of the stockholders or, if permitted by applicable law and the bylaws of the Company, the other directors), in connection with the good faith determination of the Company's board of directors (or of the Company's stockholders if the Optionee is a director and the removal of the Optionee from the Board is by action of the stockholders, but in either case excluding the vote of the Optionee if he or she is a director or a stockholder) that the Optionee has engaged in any acts involving dishonesty or moral turpitude or in any acts that materially and adversely affect the business, affairs or reputation of the Company or its subsidiaries;

         (o) "NSO" means any option granted under this Plan whether designated by the Committee as a "non-qualified stock option," a "non-statutory stock option" or otherwise, other than an option designated by the Committee as an ISO, or any option so designated but which, for any reason, fails to qualify as an ISO pursuant to Section 422 of the Code and the rules and regulations thereunder;

         (p) "Option" means an option granted pursuant to this Plan entitling the option holder to acquire shares of Stock issued by the Company pursuant to the valid exercise of the option;

         (q) "Option Agreement" means an agreement between the Company and an Optionee, in form and substance satisfactory to the Committee in its sole discretion, consistent with this Plan;

         (r) "Option Price" with respect to any particular Option means the exercise price at which the Optionee may acquire each share of the Option Stock called for under such Option;

         (s) "Option Stock" means Stock issued or issuable by the Company pursuant to the valid exercise of an Option;

         (t) "Optionee" means an Eligible Participant to whom Options are granted hereunder, and any transferee thereof pursuant to a Transfer authorized under this Plan;

         (u)      "Plan" means this 1998 Stock Option Plan of the Company;

         (v) "QDRO" has the same meaning as "qualified domestic relations order" as defined in Section 414(p) of the Code;

         (w) "Stock" means shares of the Company's Common Stock, $.001 par value;

         (x) "Subsidiary" has the same meaning as "Subsidiary Corporation" as defined in Section 424(f) of the Code;

         (y)      "Transfer,"  with respect to Option Stock,  includes,  without limitation, a voluntary or involuntary sale, assignment, transfer, conveyance, pledge, hypothecation, encumbrance, disposal, loan, gift, attachment or levy of such Option Stock, including without limitation an assignment for the benefit of creditors of the Optionee, a transfer by operation of law, such as a transfer by will or under the laws of descent and distribution, an execution of judgment against the Option Stock or the acquisition of record or beneficial ownership thereof by a lender or creditor, a transfer pursuant to a QDRO, or to any decree of divorce, dissolution or separate maintenance, any property settlement, any separation agreement or any other agreement with a spouse (except for estate planning purposes) under which a part or all of the shares of Option Stock are transferred or awarded to the spouse of the Optionee or are required to be sold; or a transfer resulting from the filing by the Optionee of a petition for relief, or the filing of an involuntary petition against such Optionee, under the bankruptcy laws of the United States or of any other nation.

3.       ELIGIBILITY.

         The Company may grant Options under this Plan only to persons who are Eligible Participants as of the time of such grant. Subject to the provisions of sections 4(d), 5 and 6 hereof, there is no limitation on the number of Options that may be granted to an Eligible Participant.

4.       ADMINISTRATION.

         (a) COMMITTEE. The Committee, if appointed by the Board, will administer this Plan. If the Board, in its discretion, does not appoint such a Committee, the Board itself will administer this Plan and take such other actions as the Committee is authorized to take hereunder; provided that the Board may take such actions hereunder in the same manner as the Board may take other actions under the Company's Articles of incorporation and bylaws generally.

         (b) AUTHORITY AND DISCRETION OF COMMITTEE. The Committee will have full and final authority in its discretion, at any time and from time to time, subject only to the express terms, conditions and other provisions of the Company's Articles of incorporation, bylaws and this Plan, and the specific limitations on such discretion set forth herein:

                  (i) to select and approve the persons who will be granted Options under this Plan from among the Eligible Participants, and to grant to any person so selected one or more Options to purchase such number of shares of Option Stock as the Committee may determine;

                  (ii) to determine the period or periods of time during which Options may be exercised, the Option Price and the duration of such Options, and other matters to be determined by the Committee in connection with specific Option grants and Options Agreements as specified under this Plan;

                  (iii) to interpret this Plan, to prescribe, amend and rescind rules and regulations relating to this Plan, and to make all other determinations necessary or advisable for the operation and administration of this Plan; and

                  (iv) to delegate all or a portion of its authority under subsections (i) and (ii) of this section 4(b) to one or more directors of the Company who are executive officers of the Company, but only in connection with Options granted to Eligible Participants who are not subject to the reporting and liability provisions of
                           Section 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, and subject to such restrictions and limitations
                           (such as the aggregate number of shares of Option Stock called for by such Options that may be granted) as the Committee may decide to impose on such delegate directors.

         (c) LIMITATION ON AUTHORITY. Notwithstanding the foregoing, or any other provision of this Plan, the Committee will have no authority:

                  (i) to grant Options to any of its members, whether or not approved by the Board; and

                  (ii) to determine any matters, or exercise any discretion, in connection with the Formula Options under section 6(m) hereof, to the extent that the power to make such determinations or to exercise such discretion would cause one or more members of the Committee no longer to be "Disinterested Directors" within the meaning of section 2(i) above.

         (d) DESIGNATION OF OPTIONS. Except as otherwise provided herein, the Committee will designate any Option granted hereunder either as an ISO or as an NSO. To the extent that the Fair Market Value (determined at the time the Option is granted) of Stock with respect to which all ISOs are exercisable for the first time by any individual during any calendar year (pursuant to this Plan and all other plans of the Company and/or its subsidiaries) exceeds $100,000, such option will be treated as an NSO. Notwithstanding the general eligibility provisions of section 3 hereof, the Committee may grant ISOs only to persons who are employees of the Company and/or its subsidiaries.

         (e) OPTION AGREEMENTS. Options will be deemed granted hereunder only upon the execution and delivery of an Option Agreement by the Optionee and a duly authorized officer of the Company. Options will not be deemed granted hereunder merely upon the authorization of such grant by the Committee.

5.       SHARES RESERVED FOR OPTIONS.

         (a) OPTION POOL. As of June 30, 1998, there were 23,143,826 shares outstanding. Assuming the implementation of a reverse stock split and the issuance of additional shares, it is anticipated that 4,423,983 shares will be outstanding. The aggregate number of shares of Option Stock that may be issued pursuant to the exercise of Options granted under this Plan initially will not exceed six hundred sixty three thousand five hundred ninety seven shares (663,597) (the "Option Pool"), provided that such number automatically shall be adjusted annually on January 1 to a number equal to 15% of the number of shares of Stock of the Company outstanding on December 31 of the immediately preceding year, or 663,597 shares, whichever is greater, and provided further that such number will be increased by the number of shares of Option Stock that the Company subsequently may reacquire through repurchase or otherwise. Shares of Option Stock that would have been issuable pursuant to Options, but that are no longer issuable because all or part of those Options have terminated or expired, will be deemed not to have been issued for purposes of computing the number of shares of Option Stock remaining in the Option Pool and available for issuance.

         (b) ADJUSTMENTS UPON CHANGES IN STOCK. In the event of any change in the outstanding Stock of the Company as a result of a stock split, reverse stock split, stock dividend, recapitalization, combination or reclassification, appropriate proportionate adjustments will be made in:

                  (i) the aggregate number of shares of Option Stock in the Option Pool that may be issued pursuant to the exercise of Options granted hereunder;

                  (ii) the Option Price and the number of shares of Option Stock called for in each outstanding Option granted hereunder; and

                  (iii) other rights and matters determined on a per share basis under this Plan or any Option Agreement hereunder. Any such adjustments will be made only by the Board, and when so made will be effective, conclusive and binding for all purposes with respect to this Plan and all Options then outstanding. No such adjustments will be required by reason of the issuance or sale by the Company for cash or other consideration of additional shares of its Stock or securities convertible into or exchangeable for shares of its Stock.

6.       TERMS OF STOCK OPTION AGREEMENTS.

         Each Option granted pursuant to this Plan will be evidenced by an agreement (an "Option Agreement") between the Company and the person to whom such Option is granted, in form and substance satisfactory to the Committee in its sole discretion, consistent with this Plan. Without limiting the foregoing, each Option Agreement (unless otherwise stated therein) will be deemed to include the following terms and conditions:

         (a) COVENANTS OF OPTIONEE. At the discretion of the Committee, the person to whom an Option is granted hereunder, as a condition to the granting of the Option, must execute and deliver to the Company a confidential information agreement approved by the Committee. Nothing contained in this Plan, any Option Agreement or in any other agreement executed in connection with the granting of an Option under this Plan will confer upon any Optionee any right with respect to the continuation of his or her status as an employee of, consultant or independent contractor to, or director of, the Company or its subsidiaries.

         (b) VESTING PERIODS. Unless the Option Agreement executed by an Optionee expressly otherwise provides and except as set forth herein, the right to exercise an Option granted hereunder will be subject to the following Vesting Periods, subject to the Optionee continuing to be an Eligible Participant and the occurrence of any other event (including the passage of time) that would result in the cancellation or termination of the
                  Option:

                  (i) no portion of the Option will be exercisable prior to the first anniversary of the date of grant set forth in the Option Agreement;

                  (ii) upon and after such first anniversary of such date of grant, the Optionee may purchase up to fifty percent (50%) of the Total Award Option Stock; and

                  (iii) the Option will become exercisable on a cumulative basis as to twelve and one-half (12.5%) of the Total Award Option Stock, at the end of every period of three (3) months that elapses after such first anniversary, so that the Option will have become fully exercisable, subject to the Optionee's remaining an Eligible Participant, on the second anniversary of such date of grant.

         (c)      EXERCISE OF THE OPTION.

                  (i) MECHANICS AND NOTICE. An Option may be exercised to the extent exercisable (1) by giving written notice of exercise to the Company, specifying the number of full shares of Option Stock to be purchased and accompanied by full payment of the Option Price thereof and the amount of withholding taxes pursuant to subsection 6(c)(ii) below; and (2) by giving assurances satisfactory to the Company that the shares of Option Stock to be purchased upon such exercise are being purchased for investment and not with a view to resale in connection with any distribution of such shares in violation of the 1933 Act; provided, however, that in the event the Option Stock called for under the Option is registered under the 1933 Act, or in the event resale of such Option Stock without such registration would otherwise be permissible, this second condition will be inoperative if, in the opinion of counsel for the Company, such condition is not required under the 1933 Act, or any other applicable law, regulation or rule of any governmental agency.

                  (ii) WITHHOLDING TAXES. As a condition to the issuance of the shares of Option Stock upon full or partial exercise of an NSO granted under this Plan, the Optionee will pay to the Company in cash, or in such other form as the Committee may determine in its discretion, the amount of the Company's tax withholding liability required in connection with such exercise. For purposes of this subsection 6(c)(ii), "tax withholding liability" will mean all federal and state income taxes, social security tax, and any other taxes applicable to the compensation income arising from the transaction required by applicable law to be withheld by the Company.

         (d) PAYMENT OF OPTION PRICE. Each Option Agreement will specify the Option Price with respect to the exercise of Option Stock thereunder, to be fixed by the Committee in its discretion, but in no event will the Option Price for an ISO granted hereunder be less than the Fair Market Value (or, in case the Optionee is a 10% Stockholder, one hundred ten percent (110%) of such Fair Market Value) of the Option Stock at the time such ISO is granted, and in no event will the Option Price for an NSO granted hereunder be less than the 85% of Fair Market Value. The Option Price will be payable to the Company in United States dollars in cash or by check or, such other legal consideration as may be approved by the Committee, in its discretion.

                  (i) For example, the Committee, in its discretion, may permit a particular Optionee to pay all or a portion of the Option Price, and/or the tax withholding liability set forth in subsection 6(c)(ii) above, with respect to the exercise of an Option either by surrendering shares of Stock already owned by such Optionee or by withholding shares of Option Stock, provided that the Committee determines that the fair market value of such surrendered Stock or withheld Option Stock is equal to the corresponding portion of such Option Price and/or tax withholding liability, as the case may be, to be paid for therewith.

                  (ii) If the Committee permits an Optionee to pay any portion of the Option Price and/or tax withholding liability with shares of Stock with respect to the exercise of an Option (the "Underlying Option") as provided in subsection 6(d)(i) above, then the Committee, in its discretion, may grant to such Optionee (but only if Optionee remains an Eligible Participant at that time) additional NSOs, the number of shares of Option Stock called for thereunder to be equal to all or a portion of the Stock so surrendered or withheld (a "Replacement Option"). Each Replacement Option will be evidenced by an Option Agreement. Unless otherwise set forth therein, each Replacement Option will be immediately exercisable upon such grant (without any Vesting Period) and will be coterminous with the Underlying Option. The Committee, in its sole discretion, may establish such other terms and conditions for Replacement Options as it deems appropriate.

         (e) TERMINATION OF THE OPTION. Except as otherwise provided herein, each Option Agreement will specify the period of time, to be fixed by the Committee in its discretion, during which the Option granted therein will be exercisable, not to exceed ten years from the date of grant (the "Option Period"); provided that the Option Period will not exceed five years from the date of grant in the case of an ISO granted to a 10% Stockholder. To the extent not previously exercised, each Option will terminate upon the expiration of the Option Period specified in the Option Agreement; provided, however, that each such Option will terminate, if earlier:

                  (i) three months after the date that the Optionee ceases to be an Eligible Participant for any reason, other than by reason of death or disability or a Just Cause Termination;

                  (ii) twelve months after the date that the Optionee ceases to be an Eligible Participant by reason of such person's death or disability; or

                  (iii) immediately as of the date that the Optionee ceases to be an Eligible Participant by reason of a Just Cause Termination.

                  In the event of a sale or all or substantially all of the assets of the Company, or a merger or consolidation or other reorganization in which the Company is not the surviving corporation, or in which the Company becomes a subsidiary of another corporation (any of the foregoing events, a "Corporate Transaction"), then notwithstanding anything else herein, the right to exercise all then outstanding Options will vest immediately prior to such Corporate Transaction and will terminate immediately after such Corporate Transaction; provided, however, that if the Board, in its sole discretion, determines that such immediate vesting of the right to exercise outstanding Options is not in the best interests of the Company, then the successor corporation must agree to assume the outstanding Options or substitute therefor comparable options of such successor corporation or a parent or subsidiary of such successor corporation.

         (f) OPTIONS NONTRANSFERABLE. No Option will be transferable by the Optionee otherwise than by will or the laws of descent and distribution, or in the case of an NSO, pursuant to a QDRO. During the lifetime of the Optionee, the Option will be exercisable only by him or her, or the transferee of an NSO if it was transferred pursuant to a QDRO.

         (g) QUALIFICATION OF STOCK. The right to exercise an Option will be further subject to the requirement that if at any time the Board determines, in its discretion, that the listing, registration or qualification of the shares of Option Stock called for thereunder upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory authority, is necessary or desirable as a condition of or in connection with the granting of such Option or the purchase of shares of Option Stock thereunder, the Option may not be exercised, in whole or in part, unless and until such listing, registration, qualification, consent or approval is effected or obtained free of any conditions not acceptable to the Board, in its discretion.

         (h) ADDITIONAL RESTRICTIONS ON TRANSFER. By accepting Options and/or Option Stock under this Plan, the Optionee will be deemed to represent, warrant and agree as follows:

                  (i) SECURITIES ACT OF 1933. The Optionee understands that the shares of Option Stock have not been registered under the 1933 Act, and that such shares are not freely tradeable and must be held indefinitely unless such shares are either registered under the 1933 Act or an exemption from such registration is available. The Optionee understands that the Company is under no obligation to register the shares of Option Stock.

                  (ii)     OTHER   APPLICABLE   LAWS.   The   Optionee   further
                           understands that Transfer of the Option Stock requires full compliance with the provisions of all applicable laws.

                  (iii) INVESTMENT INTENT. Unless a registration statement is in effect with respect to the sale of Option Stock obtained through exercise of Options granted hereunder: (1) Upon exercise of any Option, the Optionee will purchase the Option Stock for his or her own account and not with a view to distribution within the meaning of the 1933 Act, other than as may be effected in compliance with the 1933 Act and the rules and regulations promulgated thereunder; (2) no one else will have any beneficial interest in the Option Stock; and (3) he or she has no present intention of disposing of the Option Stock at any particular time.

         (i) COMPLIANCE WITH LAW. Notwithstanding any other provision of this Plan, Options may be granted pursuant to this Plan, and Option Stock may be issued pursuant to the exercise thereof by an Optionee, only after there has been compliance with all applicable federal and state securities laws, and all of the same will be subject to this overriding condition. The Company will not be required to register or qualify Option Stock with the Securities and Exchange Commission or any State agency, except that the Company will register with, or as required by local law, file for and secure an exemption from such registration requirements from, the applicable securities administrator and other officials of each jurisdiction in which an Eligible Participant would be granted an Option hereunder prior to such grant.

         (j) STOCK CERTIFICATES. Certificates representing the Option Stock issued pursuant to the exercise of Options will bear all legends required by law and necessary to effectuate this Plan's provisions. The Company may place a "stop transfer" order against shares of the Option Stock until all restrictions and conditions set forth in this Plan and in the legends referred to in this section 6(k) have been complied with.

         (k) NOTICES. Any notice to be given to the Company under the terms of an Option Agreement will be addressed to the Company at its principal executive office, Attention: Corporate Secretary, or at such other address as the Company may designate in writing. Any notice to be given to an Optionee will be addressed to the Optionee at the address provided to the Company by the Optionee. Any such notice will be deemed to have been duly given if and when enclosed in a properly sealed envelope, addressed as aforesaid, registered and deposited, postage and registry fee prepaid, in a post office or branch post office regularly maintained

         (l) OTHER PROVISIONS. The Option Agreement may contain such other terms, provisions and conditions, including such special forfeiture conditions, rights of repurchase, rights of first refusal and other restrictions on Transfer of Option Stock issued upon exercise of any Options granted hereunder, not inconsistent with this Plan, as may be determined by the Committee in its sole discretion.

         (m) FORMULA OPTIONS. On the date on which the Board appoints, or the stockholders of the Company elect, a person who is not an employee of the Company as a member of the Board for the first time, such director will be granted a Formula Option to purchase 5,000 shares of Stock. Immediately after the completion of each annual meeting of the stockholders of the Company, each member of the Board who is not an employee of the Company will be awarded a Formula Option to purchase 5,000 shares of Stock. Formula Options will have an Option Price equal to the Fair Market Value of the Stock as of the date of such grant. Formula Options shall vest in 33-1/3% increments on each one year anniversary of the date of grant, until a Formula Option becomes exercisable in full on the third anniversary of the date of grant. Except as otherwise specifically provided in this section 6(m), all other terms of this Plan will apply to all Formula Options granted pursuant to this section 6(m).

7.       PROCEEDS FROM SALE OF STOCK.

         Cash proceeds from the sale of shares of Option Stock issued from time to time upon the exercise of Options granted pursuant to this Plan will be added to the general funds of the Company and as such will be used from time to time for general corporate purposes.

8.       MODIFICATION, EXTENSION AND RENEWAL OF OPTIONS.

         Subject to the terms and conditions and within the limitations of this Plan, and except with respect to Formula Options, the Committee may modify, extend or renew outstanding Options granted under this Plan, or accept the surrender of outstanding Options (to the extent not theretofore exercised) and authorize the granting of new Options in substitution therefor (to the extent not theretofore exercised). Notwithstanding the foregoing, however, no modification of any Option will, without the consent of the holder of the Option, alter or impair any rights or obligations under any Option theretofore granted under this Plan.

9.       AMENDMENT AND DISCONTINUANCE.

         The Board or the Committee may amend, suspend or discontinue this Plan at any time or from time to time; provided that no action of the Board or the Committee will cause ISOs granted under this Plan not to comply with Section 422 of the Code unless the Board or the Committee specifically declares such action to be made for that purpose and provided further, that the provisions of section 6(m) hereof may not be amended more often than once during any six (6) month period, other than to comport with changes in the Code, the Employee Retirement Income Security Act, or the rules and regulations thereunder. Moreover, no such action may alter or impair any Option previously granted under this Plan without the consent of the holder of such Option. The Board or the Committee may amend the Plan without shareholder approval where such approval is not required to satisfy any statutory or regulatory requirements.

10.      PLAN COMPLIANCE WITH RULE 16B-3.

         With respect to persons subject to Section 16 of the Securities Exchange Act of 1934, transactions under this plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the 1934 Act. To the extent any provision of the plan or action by the plan administrators fails so to comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the plan administrators.

11.      COPIES OF PLAN.

         A copy of this Plan will be delivered to each Optionee at or before the time he or she executes an Option Agreement.
 ***
Date Plan Adopted by Board of Directors: __________________, 1998
Date Plan Approved by Stockholders: __________________, 1998

              DRAGON MINING CORPORATION 1998 RESTRICTED STOCK PLAN

1.       PURPOSE; EFFECTIVENESS OF THE PLAN.

         (a) The purpose of this Plan is to advance the interests of the Company and its stockholders by helping the Company obtain and retain the services of employees, officers, consultants, and directors, upon whose judgment, initiative and efforts the Company is substantially dependent, and to provide those persons with further incentives to advance the interests of the Company.

         (b) This Plan will become effective on the date of its adoption by the Board, provided this Plan is approved by the stockholders of the Company (excluding shares of Stock issued by the Company pursuant to this Plan) within twelve (12) months before or after that date. If this Plan is not so approved by the stockholders of the Company within such period of time, any agreements entered into under this Plan, and any issuances of Stock thereunder, will be rescinded and will be void. This Plan will remain in effect until it is terminated by the Board or the Committee under section 8 hereof. This Plan will be governed by, and construed in accordance with, the laws of the State of Utah.

2.       CERTAIN DEFINITIONS.

         Unless the context otherwise requires, the following defined terms (together with other capitalized terms defined elsewhere in this Plan) will govern the construction of this Plan, and of any agreements entered into pursuant to this Plan:

         (a) "1933 Act" means the federal Securities Act of 1933, as amended;

         (b) "1934 Act" means the federal Securities Exchange Act of 1934, as amended;

         (c)      "Board" means the Board of Directors of the Company;

         (d) "Code" means the Internal Revenue Code of 1986, as amended (references herein to Sections of the Code are intended to refer to Sections of the Code as enacted at the time of this Plan's adoption by the Board and as subsequently amended, or to any substantially similar successor provisions of the Code resulting from recodification, renumbering or otherwise);

         (e) "Committee" means a committee, known as the Compensation Committee, of two or more Disinterested Directors, appointed by the Board, to administer and interpret this Plan; provided that the term "Committee" will refer to the Board during such times as no Committee is appointed by the Board;

         (f)      "Company" means Dragon Mining Corporation, a Utah corporation;

         (g) "Disinterested Director" means a member of the Board who is not during the period of one year prior to his or her service as an administrator of the Plan, or during the period of such service, granted or awarded Stock, options to acquire Stock, or similar equity securities of the Company under this Plan or any similar plan of the Company, other than a Formula Award pursuant to section 6(j) of this Plan or as otherwise permitted by Rule 16b-3(c)(ii) under the 1934 Act;

         (h) "Eligible Participants" means persons who, at a particular time, are employees, officers, consultants or directors of the Company or its subsidiaries;

         (i) "Formula Award" means an issuance of Restricted Stock to members of the Committee pursuant to section 6(j) hereof;

         (j) "Holder" means an Eligible Participant to whom any Restricted Stock is issued hereunder, and any transferee thereof pursuant to a Transfer authorized under this Plan;

         (k)      "Plan" means this 1998 Restricted Stock Plan of the Company;

         (l) "Purchase Price" means the price per share at which an Eligible Participant may purchase Restricted Stock hereunder, pursuant to an Restricted Stock Purchase Agreement.

         (m) "Restricted Stock" means Stock issued or issuable by the Company pursuant to this Plan;

         (n) "Restricted Stock Purchase Agreement" means an agreement between the Company and an Eligible Participant to evidence the terms and conditions of the issuance of Restricted Stock hereunder;

         (o) "Stock" means shares of the Company's Common Stock, $.001 par value;

         (p) "subsidiary" has the same meaning as "Subsidiary Corporation" as defined in Section 424(f) of the Code;

         (q)      "Termination  Event"  means,  with  respect  to any  Holder of
                  Restricted Stock, any event that results in such Holder no longer being an Eligible Participant hereunder for any reason whatsoever (whether by reason of such Holder's death, disability, voluntary resignation, involuntary termination, or any other reason).

         (r) "Transfer," with respect to Restricted Stock, includes, without limitation, a voluntary or involuntary sale, assignment, transfer, conveyance, pledge, hypothecation, encumbrance, disposal, loan, gift, attachment or levy of such Restricted Stock, including without limitation an assignment for the benefit of creditors of the Holder, a transfer by operation of law, such as a transfer by will or under the laws of descent and distribution, an execution of judgment against the Restricted Stock or the acquisition of record or beneficial ownership thereof by a lender or creditor, a transfer pursuant to a qualified domestic relations order, or to any decree of divorce, dissolution or separate maintenance, any property settlement, any separation agreement or any other agreement with a spouse (except for estate planning purposes) under which a part or all of the shares of Restricted Stock are transferred or awarded to the spouse of the Holder or are required to be sold; or a transfer resulting from the filing by the Holder of a petition for relief, or the filing of an involuntary petition against such Holder, under the bankruptcy laws of the United States or of any other nation.

3.       ELIGIBILITY.

         The Company may issue Restricted Stock under this Plan only to persons who are Eligible Participants as of the time of such issuance. Subject to the provisions of section 5, there is no limitation on the amount of Restricted Stock that may be issued to an Eligible Participant.



4.       ADMINISTRATION.

         (a) COMMITTEE. The Committee, if appointed by the Board, will administer this Plan. If the Board, in its discretion, does not appoint such a Committee, the Board itself will administer this Plan and take such other actions as the Committee is authorized to take hereunder; provided that the Board may take such actions hereunder in the same manner as the Board may take other actions under the Company's Articles of incorporation and bylaws generally.

         (b) AUTHORITY AND DISCRETION OF COMMITTEE. The Committee will have full and final authority in its discretion, at any time and from time to time, subject only to the express terms, conditions and other provisions of the Company's Articles of incorporation, bylaws and this Plan:

                  (i) to select and approve the persons to whom Restricted Stock will be issued under this Plan from among the Eligible Participants, including the number of shares of Restricted Stock so issued to each such person;

                  (ii) to determine the Purchase Price of Restricted Stock issued under this Plan, the period or periods of time during which the Company will have a right to repurchase such Restricted Stock and the terms and conditions of such repurchase, and other matters to be determined by the Committee in connection with specific issuances of Restricted Stock and Restricted Stock Purchase Agreements as provided in this Plan;

                  (iii) to interpret this Plan, to prescribe, amend and rescind rules and regulations relating to this Plan, and to make all other determinations necessary or advisable for the operation and administration of this Plan; and

                  (iv) to delegate all or a portion of its authority under subsections (i) and (ii) of this section 4(b) to one or more directors of the Company who are executive officers of the Company, but only in connection with the issuance of Restricted Stock to Eligible Participants who are not subject to the reporting and liability provisions of Section 16 of the 1934 Act and the rules and regulations thereunder, and subject to such restrictions and limitations (such as the aggregate number of shares of Restricted Stock that may be issued) as the Committee may decide to impose on such delegate directors.

         (c) LIMITATION ON AUTHORITY. Notwithstanding the foregoing, or any other provision of this Plan, the Committee will have no authority:

                  (i) to approve the issuance of Restricted Stock to any of its members, whether or not approved by the Board; and

                  (ii) to determine any matters, or exercise any discretion, in connection with the Formula Awards under section 6(j) hereof, to the extent that the power to make such determinations or to exercise such discretion would cause one or more members of the Committee no longer to be "Disinterested Directors".

         (d) RESTRICTED STOCK PURCHASE AGREEMENTS. Restricted Stock will be issued hereunder only upon the execution and delivery of an Restricted Stock Purchase Agreement by the Holder and a duly authorized officer of the Company. Restricted Stock will not be deemed issued merely upon the authorization of such issuance by the Committee.

5.       SHARES RESERVED FOR RESTRICTED STOCK.

         (a) RESTRICTED STOCK POOL. As of June 30, 1998, there were 23,143,826 shares outstanding. Assuming the implementation of a reverse stock split and the issuance of additional shares, it is anticipated that 4,423,983 shares will be outstanding. The aggregate number of shares of Restricted Stock that may be issued pursuant to this Plan initially will not exceed six hundred sixty three thousand five hundred ninety seven shares (663,597) (the "Restricted Stock Pool"), provided that such number automatically shall be adjusted annually on January 1 to a number equal to 15% of the number of shares of Stock of the Company outstanding on December 31 of the immediately preceding year, or 663,597 shares, whichever is greater, and provided further that such number will be increased by the number of shares of Restricted Stock that the Company subsequently may reacquire through repurchase or otherwise.

         (b) ADJUSTMENTS UPON CHANGES IN STOCK. In the event of any change in the outstanding Stock of the Company as a result of a stock split, reverse stock split, stock dividend, recapitalization, combination or reclassification, appropriate proportionate adjustments will be made in:

                  (i) the aggregate number of shares of Restricted Stock in the Restricted Stock Pool that may be issued pursuant to this Plan;

                  (ii) the exercise price of any rights of repurchase or of first refusal under this Plan; and

                  (iii)    other  rights and matters  determined  on a per share
                           basis  under  this  Plan  or  any  Restricted   Stock
                           Purchase Agreement hereunder.

                  Any such adjustments will be made only by the Board, and when so made will be effective, conclusive and binding for all purposes with respect to this Plan. If there is any other change in the number or kind of the outstanding shares of Stock of the Company, or of any other security into which that Stock has been changed or for which it has been exchanged, and if the Board, in its sole discretion, determines that this change requires any adjustment in the restrictions on Transfer, rights of repurchase, or rights of first refusal in Restricted Stock then subject to this Plan, such an adjustment will be made in accordance with the determination of the Board. No such adjustments will be required by reason of the issuance or sale by the Company for cash or other consideration of additional shares of its Stock or securities convertible into or exchangeable for shares of its Stock.

6.       TERMS OF RESTRICTED STOCK PURCHASE AGREEMENTS.

         Each issuance of Restricted Stock pursuant to this Plan will be evidenced by an Restricted Stock Purchase Agreement between the Company and the Eligible Participant to whom such Restricted Stock is to be issued, in form and substance satisfactory to the Committee in its sole discretion, consistent with this Plan. Each Restricted Stock Purchase Agreement will specify the Purchase Price with respect to the Restricted Stock to be sold to the Holder thereunder, to be fixed by the Committee in its discretion. The Purchase Price will be payable to the Company in United States dollars in cash or by check or, such other legal consideration as may be approved by the Committee, in its discretion. Without limiting the foregoing, each Restricted Stock Purchase Agreement (unless otherwise stated therein) will be deemed to include the following terms and conditions:

         (a) COVENANTS OF HOLDER. At the discretion of the Committee, the person to whom Restricted Stock is issued hereunder, as a condition to such issuance, must execute and deliver to the Company, a confidential information agreement approved by the Committee. Nothing contained in this Plan, any Restricted Stock Purchase Agreement or in any other agreement executed in connection with the issuance of Restricted Stock under this Plan will confer upon any Holder any right with respect to the continuation of his or her status as an employee of, consultant or independent contractor to, or director of the Company, and its subsidiaries.

         (b)      VESTING PERIODS; COMPANY REPURCHASE RIGHT.

                  (i) Unless the Restricted Stock Purchase Agreement executed by a Holder expressly otherwise provides and except as set forth herein, as of the date issued, all of the shares of Restricted Stock issued pursuant to the agreement (the "Total Award Shares") will be deemed "Unvested" and will become "Vested" for purposes of subsection 6(b)(ii) according to the following schedule:

                           (1) no portion of the Total Award Shares will be deemed "Vested" prior to the first anniversary of the date on which the Restricted Stock was issued to the Holder (the "Issue Date");

                           (2) upon and after such first anniversary of the Issue Date, fifty percent (50%) of the Total Award Shares will be have become fully "Vested," subject to the Holder's remaining an Eligible Participant; and

                           (3) the remaining Restricted Stock will become "Vested" on a cumulative basis as to twelve and one-half (12.5%) of the Total Award Shares, at the end of every period of three
                                    (3)  months  that  elapses  after such first
                                    anniversary  of the Issue Date,  so that the
                                    Total Award  Shares  will have become  fully
                                    "Vested," subject to the Holder's  remaining
                                    an  Eligible  Participant,   on  the  second
                                    anniversary of such Issue Date.

                  (ii) SCOPE OF REPURCHASE RIGHT. Upon the occurrence of any Termination Event with respect to any Holder of Restricted Stock, the Company will have an assignable right (but not an obligation), to repurchase any Unvested shares of Restricted Stock owned by such Holder at the time of such Termination Event for a repurchase price per share equal to the Holder's (or in the case of

                           Restricted Stock that has been Transferred, the original Holder's) original cost per share, subject to appropriate adjustment pursuant to section 5(b).

                  (iii) MECHANICS AND NOTICE. Within thirty (30) days after any such Termination Event, the Holder of any Unvested Restricted Stock will provide to the Company a notice of the occurrence of such Termination Event. Within ninety (90) days of the receipt of such notice, the Company will exercise its right, if at all, by informing the Holder in writing of the Company's intention to do so, and specifying a closing date within such ninety (90) day period. The Unvested Stock will be repurchased at the Company's principal executive offices on that date. The repurchase price will be paid in cash or cancellation of indebtedness (if any) at that time. If the Company (or its assignee) fails to exercise its purchase rights as provided under this section 6(b), then at the end of the ninety (90) day period referred to herein, all Unvested Restricted Stock of the Holder immediately will become Vested Restricted Stock for all purposes hereunder.

         (c)      RESTRICTIONS ON TRANSFER OF RESTRICTED STOCK.

                  (i) GENERAL RULE ON PERMISSIBLE TRANSFER OF RESTRICTED STOCK. Restricted Stock may be Transferred only in accordance with the specific limitations on the Transfer of Restricted Stock imposed by applicable state or federal securities laws and set forth below, and subject to certain undertakings of the transferee (subsection 6(c)(iii)). All Transfers of Restricted Stock not meeting the conditions set forth in this section 6(c) are expressly prohibited.

                  (ii)     EFFECT  OF  PROHIBITED   TRANSFER.   Any   prohibited
                           Transfer of Restricted Stock is void and of no effect. Should such a Transfer purport to occur, the Company may refuse to carry out the Transfer on its books, attempt to set aside the Transfer, enforce any undertaking or right under this subsection 6(c), or exercise any other legal or equitable remedy.

                  (iii) REQUIRED UNDERTAKING. Any Transfer that would otherwise be permitted under the terms of this Plan is prohibited unless the transferee executes such documents as the Company may reasonably require to ensure that the Company's rights under an Restricted Stock Purchase Agreement and this Plan are adequately protected with respect to the Restricted Stock so Transferred. Such documents may include, without limitation, an agreement by the transferee to be bound by all of the terms of this Plan, and of the applicable Restricted Stock Purchase Agreement, as if the transferee were the original Holder of such Restricted Stock.

                  (iv) ESCROW. To facilitate the enforcement of the restrictions on Transfer set forth in this Plan, the Committee may, at its discretion, require the Holder of shares of Restricted Stock to deliver the certificate(s) for such shares with a stock power executed in blank by Holder and Holder's spouse, to the Secretary of the Company or his or her designee, to hold said certificate(s) and stock power(s) in escrow and to take all such actions and to effectuate all such Transfers and/or releases as are in accordance with the terms of this Plan. The certificates may be held in escrow so long as the shares of Restricted Stock whose ownership they evidence are subject to any right of repurchase or of first refusal under this Plan or under an Restricted Stock Purchase Agreement. Each Holder acknowledges that the Secretary of the Company (or his or her designee) is so appointed as the escrow holder with the foregoing authorities as a material inducement to the issuance of shares of Restricted Stock under this Plan, that the appointment is coupled with an interest, and that it accordingly will be irrevocable. The escrow holder will not be liable to any party to an Restricted Stock Purchase Agreement (or to any other party) for any actions or omissions unless the escrow holder is grossly negligent relative thereto. The escrow holder may rely upon any letter, notice or other document executed by any signature purported to be genuine.

         (d) ADDITIONAL RESTRICTIONS ON TRANSFER. By accepting Restricted Stock under this Plan, the Holder will be deemed to represent, warrant and agree as follows:

                  (i) SECURITIES ACT OF 1933. The Holder understands that the shares of Restricted Stock have not been registered under the 1933 Act, and that such shares are not freely tradeable and must be held indefinitely unless such shares are either registered under the 1933 Act or an exemption from such registration is available.

                  (ii) OTHER APPLICABLE LAWS. The Holder further understands that each Transfer of the Restricted Stock requires full compliance with the provisions of all applicable laws.

                  (iii) INVESTMENT INTENT. Unless a registration statement is in effect with respect to the sale and issuance of the Restricted Stock to the Holder hereunder: (1) the Holder is purchasing the Restricted Stock for his or her own account and not with a view to distribution within the meaning of the 1933 Act, other than as may be effected in compliance with the 1933 Act and the rules and regulations promulgated thereunder; (2) no one else will have any beneficial interest in the Restricted Stock; and (3) Holder has no present intention of disposing of the Restricted Stock at any particular time.

         (e) COMPLIANCE WITH LAW. Notwithstanding any other provision of this Plan, Restricted Stock may be issued pursuant to this Plan only after there has been compliance with all applicable federal and state securities laws, and such issuance will be subject to this overriding condition. The Company will not be required to register or qualify Restricted Stock with the Securities and Exchange Commission or any State agency, except that the Company will register with, or as required by local law, file for and secure an exemption from such registration requirements from, the applicable securities administrator and other officials of each jurisdiction in which an Eligible Participant would be issued Restricted Stock hereunder prior to such issuance.

         (f) STOCK CERTIFICATES. Certificates representing the Restricted Stock issued pursuant to this Plan will bear all legends required by law and necessary to effectuate this Plan's provisions. The Company may place a "stop transfer" order against shares of the Restricted Stock until all restrictions and conditions set forth in this Plan and in the legends referred to in this section 6(f) have been complied with.

         (g) MARKET STANDOFF. To the extent requested by the Company and any underwriter of securities of the Company in connection with a firm commitment underwriting, no Holder of any shares of Restricted Stock will sell or otherwise Transfer any such shares not included in such underwriting, or not previously registered pursuant to a registration statement filed under the 1933 Act, during the one hundred twenty (120) day period following the effective date of the registration statement filed with the Securities and Exchange Commission in connection with such offering.

         (h) NOTICES. Any notice to be given to the Company under the terms of an Restricted Stock Purchase Agreement will be addressed to the Company at its principal executive office, Attention:
                  Corporate Secretary, or at such other address as the Company may designate in writing. Any notice to be given to a Holder will be addressed to the Holder at the address provided to the Company by the Holder. Any such notice will be deemed to have been duly given if and when enclosed in a properly sealed envelope, addressed as aforesaid, registered and deposited, postage and registry fee prepaid, in a post office or branch post office regularly maintained by the United States Postal Service.

         (i) OTHER PROVISIONS. The Restricted Stock Purchase Agreement may contain such other terms, provisions and conditions, including such special forfeiture conditions, rights of repurchase, rights of first refusal and other restrictions on Transfer of Restricted Stock issued hereunder, not inconsistent with this Plan, as may be determined by the Committee in its sole discretion.

         (j) FORMULA AWARDS. On the date on which the Board appoints, or the stockholders of the Company elect, a person who is not an employee of the Company as a member of the Board for the first time, such director will be issued 5,000 shares of Restricted Stock. Immediately after the completion of each annual meeting of the stockholders of the Company, each member of the Board who is not an employee of the Company will be issued 5,000 shares of Restricted Stock. Such Restricted Stock (the issuance of which will be referred to herein as a "Formula Award") will have a Purchase Price equal to the Fair Market Value of the Stock as of the date of such issuance. Formula Awards shall vest in 33-1/3% increments on each one year anniversary of the date of issue, until a Formula Award becomes exercisable in full on the third anniversary of the date of issue. Except as otherwise specifically provided in this section 6(j), all other terms of this Plan will apply to all Formula Awards made pursuant to this section 6(j). For purposes of this section 6(j), "Fair Market Value" means, with respect to the Restricted Stock issued under a Formula Award, the market price per share of the Company's Stock as follows:

                  (i) if the Stock was traded on a stock exchange on the date in question, then the Fair Market Value will be equal to the closing price reported by the applicable composite-transactions report for such date;

                  (ii) if the Stock was traded over-the-counter on the date in question and was classified as a national market issue, then the Fair Market Value will be equal to the last-transaction price quoted by the NASDAQ system for such date;

                  (iii) if the Stock was traded over-the-counter on the date in question but was not classified as a national market issue, then the Fair Market Value will be equal to the average of the last reported representative bid and asked prices quoted by the NASDAQ system for such date; and

                  (iv) if none of the foregoing provisions is applicable, then the Fair Market Value will be determined by the Committee in good faith on such basis as it deems appropriate.

7.       PROCEEDS FROM SALE OF STOCK.

         Cash proceeds from the sale of shares of Restricted Stock issued from time to time pursuant to this Plan will be added to the general funds of the Company and as such will be used from time to time for general corporate purposes.


8.       AMENDMENT AND DISCONTINUANCE.

         The Board or the Committee may amend, suspend or discontinue this Plan at any time or from time to time; provided that no such action of the Board or the Committee shall alter or impair any rights previously granted to Holders under the Plan without the consent of such affected Holders (or their successors or assignees); and provided further that the provisions of section 6(j) hereof may not be amended more often than once during any six (6) month period, other than to comport with changes in the Code, the Employee Retirement Income Security Act, or the rules and regulations thereunder. The Board or the Committee may amend the Plan without shareholder approval where such approval is not required to satisfy any statutory or regulatory requirements.

9.       PLAN COMPLIANCE WITH RULE 16B-3.

         With respect to persons subject to the liability and reporting requirements of Section 16 of 1934 Act, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the 1934 Act. To the extent any provision of this Plan or action by the Plan administrators fails so to comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Plan administrators.

10.      COPIES OF PLAN.

         A copy of this Plan will be delivered to each Holder at or before the time he or she executes an Restricted Stock Purchase Agreement.
 ***
Date Plan Adopted by Board of Directors: ____________________, 1998
Date Plan Approved by Stockholders: ____________________, 1998

ITEM 7.        MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL
         CONDITION AND RESULTS OF OPERATIONS

     Dragon Mining Corporation (the Company) was incorporated in 1911 and operated as a mining exploration company until 1977. The Company has not received any revenue from planned principal operations since 1977 and has primarily been engaged in the development of plans and acquisitions of assets for its proposed mining and explorations operations. Accordingly, the Company is considered to be in the development stage.

LIQUIDITY AND CAPITAL RESOURCES

     At December 31, 1997, 1996 and 1995 the Company had working capital deficiencies of $2,103,411, $2,095,764 and $2,087,075 respectively.

CORPORATE PLANS FOR 1998 AND BEYOND

     The  Company  is  attempting  to  acquire   additional  assets  by  issuing
additional stock. It is also continuing negotiations with its major creditor, who is also its shareholder, to restructure its debt.
There is no assurance that these efforts will be successful.

     During the year ended December 31, 1995 the Company issued 15,000,000 shares for $15,000 to Marbella Capital Corp. ("Marbella"). Marbella increased its ownership from 55.7% to 84.4% as result of this placement.

RESULTS OF OPERATIONS

1997 COMPARED TO 1996
      The Company activities were limited to maintaining its status as a public company which generated a net loss of $(7,648) compared to a loss of $( 8,689) in 1996.

1996 COMPARED TO 1995
     The Company activities were limited to maintaining its status as a public company which generated a net loss of $(8,689) compared to $(399) in 1995

1995 COMPARED TO 1994

     The Company had very little activity resulting in just $576 of general and administrative expenses in 1995 compared to $1,246 in 1994. As a result of a private placement the Company's cash increased which resulted in interest income of $177.

IMPACT OF INFLATION

     Dragon will be affected by inflation because market value of its potential products (gold and silver) tends to fluctuate with inflation. Other major costs should not increase at a rate in excess of inflation.


ITEM 8.  FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA

     The consolidated financial statements are filed under this Item beginning on page F-1 the financial statements schedules required under Regulation S-X are filed pursuant to Item 14 of this report.

                            DRAGON MINING CORPORATION

                          (A DEVELOPMENT STAGE COMPANY)













                         UNAUDITED FINANCIAL STATEMENTS
                of an inactive Registrant per SEC 50456 Rule 3-11
                          for the years ended December
                           31, 1997, 1996 and 1995 and
                           period from January 1, 1978
                            through December 31, 1997



                            DRAGON MINING CORPORATION
                   BALANCE SHEETS, DECEMBER 31, 1997 AND 1996


                                    ASSETS                                       1997                             1996
                                                                                 ----                             ----
Current Asset:
            Cash and Cash equivalents                                            $    6,538              $       9,869
                                                                                 ----------              -------------
                        Total current assets                                     $    6,538              $       9,869
Plant and equipment, net                                                                  0                          0
Mineral properties, net                                                                   0                          0
                                                                                 ----------              -------------
                        Total asset                                              $    6,538              $       9,869
                                                                                 ==========              =============


                       LIABILITIES AND SHAREHOLDERS EQUITY

Current liabilities:
            Accounts payable                                                     $   9,950                       5,633
            Due to Related Party                                                 2,100,000                   2,100,000
                                                                                 ---------                   ---------
                        Total current liabilities                                2,109,950                   2,105,633
                                                                                 ---------                   ---------

                        Total liabilities                                        2,109,950                   2,105,633
                                                                                 ---------                   ---------

Shareholders' deficit:
            Common  stock,  $001  par  value;   authorized  25,000,000;   issued
              23,143,826 shares as of December 31, 1997
              and 1996 respectively                                                 23,144                      23,144

            Additional paid-in Capital                                           3,103,889                   3,103,889
            Accumulated Deficit                                                 (5,230,445)                 (5,222,797)
                                                                                -----------                 -----------
                        Total shareholders' equity                              (2,103,412)                 (2,095,764)
                                                                                -----------                 -----------

                        Total liabilities and shareholder's equity              $    6,538                  $    9,869
                                                                               ===========                  ==========










    The accompanying notes are an integral part of the financial statements.
                                       F-2



                            DRAGON MINING CORPORATION
                             STATEMENTS OF OPERATION
              FOR THE YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995



                                                            1997                    1996                        1995
                                                          ------                  ------                  ----------
Revenue:
            Interest income                              $   151                 $   221                 $       177
                                                         -------                 -------                 -----------
                        Total Revenue                        151                     221                         177

Operating expense:
            General and administrative expenses            7,799                    8,910                        576
                                                           -----                -----------             ------------
                        Total operating expenses           7,799                    8,910                        576


                                    Net Income (Loss)    $(7,648)                $(8,689)               $      (399)
                                                         ========                ========               ============



Income (Loss) per common share                          $   (.01)                $  (.01)              $      (.01)
                                                        =========                ========              ============


Weighted average shares outstanding                    23,143,826                23,143,826              13,768,826
                                                       ==========                ==========              ==========


















    The accompanying notes are an integral part of the financial statements.
                                       F-3



                            DRAGON MINING CORPORATION
                       STATEMENTS OF SHAREHOLDERS' EQUITY
               FOR THE YEARS ENDED DECEMBER 31, 1997 1996 AND 1995



                                                                                                Deficit
                                                                                                Accumulated
                                                                                Additional      during  the
                                                        COMMON STOCK             Paid-in        Development
                                                SHARES               AMOUNT      CAPITAL        STAGE                     TOTAL
Balance, December 31, 1978                      1,875,000            $1,875      $ 868,232      $ (338,814)             $ 531,293

Dividends paid in 1982 ($.27 per share)             -0 -             -0-         (167,436)           -0-                 (167,436)

Common stock issued:
    1982                                          418,000             418         149,582            -0-                  150,000
    1983                                        4,620,000            4,620      1,640,088            -0-                1,644,708
    1984                                        1,230,826            1,231        437,173            -0-                  438,404

Capital contribution in 1986                        -0-                -0-        176,250            -0-                  176,250

Net loss ten years ended December 31, 1987          -0-               -0-          -0-          (4,080,804)            (4,080,804)
                                               -------------      -----------   ---------       -----------            -----------

Balance, December 31, 1987                      8,143,826            8,144      3,103,889       (4,419,618)            (1,307,585)

Net (loss) year ended December 31, 1988               -0-             -0-           -0-           (999,912)              (999,912)
Net (loss) year ended December 31, 1989               -0-             -0-           -0-           (681,585)              (681,585)
Net (loss) year ended December 31, 1990               -0-             -0-           -0-           (474,867)              (474,867)
Net income year ended December 31, 1991               -0-             -0-           -0-          1,361,063              1,361,063
Net income year ended December 31, 1992               -0-             -0-           -0-              3,285                  3,285
Net (loss) year ended December 31, 1993               -0-             -0-           -0-               (829)                  (829)
Net (loss) year ended December 31, 1994               -0-             -0-           -0-             (1,246)                (1,246)
Net (loss) year ended December 31, 1995               -0-             -0-           -0-               (399)                  (399)

Common stock issued in 1995                     15,000,000          15,000          -0-                -0 -                15,000

Net (loss) year ended December 31, 1996             -0-               -0-           -0-             (8,689)                (8,689)
Net (loss) year ended December 31, 1997             -0-               -0-           -0-             (7,648)                (7,648)
                                                -------               ---           ---         -----------                -------

Balance, December 31, 1996                      23,143,826         23,144     3,103,889         (5,230,445)            (2,103,412)
                                                ==========         ======      =========        ===========            ===========



















    The accompanying notes are an integral part of the financial statements.
                                       F-4


                                                                 DRAGON MINING CORPORATION
                                                                  STATEMENTS OF CASH FLOWS
                                                    FOR THE YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995

                                                                                                                       Cumulative
                                                            1997                    1996               1995            PERIOD
                                                            ----                    ----               ----            ------
Cash flows from operating activities:
  Net (loss)                                                (7,648)                 (8.689)            (399)           (4,891,631)

Adjustments   to  reconcile  net  (loss)  to  net  cash  provided  by  operating activities:
   Depreciation                                               -0-                   -0-                -0-                328,376
   Loss on sale of equipment                                  -0-                   -0-                -0-                188,562
   Realized loss on sale of securities                        -0-                   -0-                -0-                 40,515
   Unrealized loss on securities                              -0-                   -0-                -0-                 32,620
    Deferred income tax benefit                               -0-                   -0-                -0-                (75,000)
    Write-down and abandonment of mineral properties          -0-                   -0-                -0-              1,834,127
    Write-down and abandonment of equipment                   -0-                   -0-                -0-              1,166,102
    (Increase) decrease of receivables                        -0-                   -0-                -0-                 12,746
    (Decrease) increase of liabilities                       4,317                  (3,733)             35              1,040,167
                                                            ------                  -------            ---              ---------
        Total adjustments                                    4,317                  (3,733)             35              4,568,215
                                                            ------                  -------            ---              ---------
             Net cash provided by operating activities      (3,331)                 (4,956)           (434)              (325,816)
                                                            -------                 -------           -----             ---------

Cash flows from investing activities:
   Sale of marketable equity securities                       -0-                   -0-                -0-                 76,866
   Sale of certificates of deposits                           -0-                   -0-                -0-                828,024
   Proceeds from sale of equipment                            -0-                   -0-                -0-                 77,500
   Acquisition of office equipment                            -0-                   -0-                -0-                (20,335)
   Construction of mill and equipment                         -0-                   -0-                -0-             (2,099,058)
   Acquisition and exploration of mineral properties          -0-                   -0-                -0-             (1,909,127)
                                                            -----                   ---                ---             -----------

            Net cash used in investing activities             -0-                   -0-                -0-             (3,046,130)
                                                            -----                   ---                ---             -----------

Cash flows from financing activities:
   Proceeds from issuance of common stock                     -0-                   -0-                15,000           2,248,112
   Payments of debt                                           -0-                   -0-                -0-             (1,081,259)
   Proceeds from issuance of debt                             -0-                   -0-                -0-              2,705,123
   Dividends paid                                             -0-                   -0-                -0-               (506,250)
                                                            -----                   -----              ---             -----------
            Net cash provided by
            financing activities                              -0-                   -0-                15,000           3,365,726
                                                            -----                   ------             -------         ----------

            Net increase (decrease) in cash                 (3,331)                 (4,956)           (14,566)             (3,820)

Cash and cash equivalents at beginning of year               9,869                  14,825                 259             40,721
                                                            ------                  ------           ---------            -------

Cash and cash equivalents at end of year                     6,538                   9.869              14,825             36,901
                                                            ======                  ======           =========             ======



                          Supplemental schedule of noncash investing and financing activities

Cash paid during the year for:
    Interest                                                  -0-                     -0-              -0-                  -0-
                                                              -0-                     -0-              -0-                  -0-
                                                             ====                    ====             ====                 ====



    The accompanying notes are an integral part of the financial statements.
                                       F-5

                            DRAGON MINING CORPORATION
                          NOTES TO FINANCIAL STATEMENTS

1.          SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

            OPERATIONS AND BASIS OF PRESENTATION:

            Dragon Mining Corporation (the Company) was incorporated in Utah in 1911 and operated as a mining and mineral exploration company until 1977. The Company has not received any revenue from operations since 1977 and has been primarily engaged in the development of plans and acquisition of assets for its proposed mining and exploration operations. Accordingly, the Company is considered to be in the development stage, and cumulative amounts required to be presented by development stage enterprises have been presented since January 1, 1978 in the accompanying financial statements.

            Due to a failure to file a 1992 Utah annual report the Company was mistakenly dissolved by the State of Utah. Subsequently the Company has been reincorporated in the State of Utah.

            The Company's financial statements have been presented on the basis that it is a going concern, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. The Company has incurred substantial losses during the last three years. The Company's current liabilities exceeded its current assets by $2,103,411 at December 31, 1997. The Company is continuing discussions with its major creditor and shareholder to restructure the Company's debt. Continued existence of the Company is dependent upon the Company's ability to perform the above is uncertain and, therefore, the Company may be unable to continue in existence.

            CASH EQUIVALENTS:

            The Company defines cash equivalents as all short-term, highly liquid investments with original maturity dates less than 90 days.

            MARKETABLE SECURITIES:

            Current marketable equity securities are carried at the lower of their aggregate cost or market value. Net realized gains and losses on security transactions are determined on the specific identification cost basis. Unrealized losses net of unrealized gains are included in the determination of net income.




                                    Continued
                                       F-6

                            DRAGON MINING CORPORATION
                     NOTES TO FINANCIAL STATEMENT, CONTINUED

            PLANT AND EQUIPMENT:

            Plant and equipment is carried is carried at cost. Mill and equipment are depreciated using the straight-line method over their estimated useful lives of 5 to 15 years or the units-of-production method based on estimated tons of ore reserves if the equipment is located at a producing property with a shorter economic life. Mining equipment is being depreciated using the straight-line method over their estimated useful life of 3 to 15 years or the units-of-production method based on estimated tones of ore reserves if the equipment is located at a producing property with a shorter economic life. Office equipment and fixtures are being depreciated using the straight-line method over their estimate useful lives of 3 to 10 years. When such assets are sold or otherwise disposed of, the costs and accumulated depreciation are removed from the accounts, and any resulting gains or losses are charged to operations.

            MINERAL PROPERTIES:

            Direct costs related to the acquisition, exploration and development of mineral properties held or controlled by the Company are deferred on an individual property basis until the viability of a property is determined. General exploration costs are expensed as incurred. When a property is placed in commercial production, such deferred costs are depleted using the units-of-production method. Management of the Company periodically reviews the recoverability of the capitalized mineral properties and mining equipment. Management takes into consideration various information including, but not limited to, historical production records taken from previous mine operations, results of exploration activities conducted to date, estimated future metal prices and reports and opinions of outside geologists, mine engineers, and consultants. When it is determined that a project or property will be abandoned or its carrying value has been impaired, a provision is made for any expected loss on the project or property.

            RECLAMATION COSTS:

            Post-closure reclamation and site restoration costs are estimated based upon environmental and regulatory requirements and accrued over the life of the mine using the units-of-production method.
            Current expenditures relating to ongoing environmental and reclamation programs are expensed as incurred.





                                    Continued
                                       F-7

                            DRAGON MINING CORPORATION
                    NOTES TO FINANCIAL STATEMENTS, CONTINUED

            INCOME TAXES:

            Certain expenses charged against income for financial reporting purposes are deductible in other periods for income tax purposes. Deferred taxes are provided for such timing differences and are calculated by the net-change method.

            LOSS PER COMMON SHARE:

            Loss per common share for each of the three years presented do not include the effect of outstanding stock options, as their effect is antidilutive.

2.          PLANT AND EQUIPMENT:

            Plant and equipment consists of the following at December 31, 1997 and 1996:

                                                                     1997                    1996
                                                                   --------                -------
                        Mining equipment                           $   -0-                $  -0-
                        Office equipment and fixtures                  -0-                   -0-
                                                                   ---------              ---------
                                                                       -0-                   -0-
                        Less accumulated depreciation                  (0)                  (-0-)
                                                                   ----------             ---------
                                    Mining equipment, net          $    0                 $       0
                                                                   ===========            =========

3.          MINERAL PROPERTIES:

            The Company owned the Dragon Pit which consists of a total of 380 acres in Juab County, Utah. The original cost of this property of $1,769,972 was fully amortized in prior years. This property was sold in 1996.

            The Company's investment in mineral properties as of December 31, 1997 and 1996 is as follows:


                                                                 1997                    1996
                                                             ------------            ------------
                        Mineral properties                   $      -0-              $     -0-
                        Less accumulated amortization               -0-                   (-0-)
                                                             ------------            ------------
                                    Mineral properties, net  $       0               $      0
                                                             ============            ============





                                    Continued
                                       F-8

                            DRAGON MINING CORPORATION
                    NOTES TO FINANCIAL STATEMENTS, CONTINUED

4.          NOTES PAYABLE TO RELATED PARTY:

            Notes payable to related party $2,100,000 bear interest at 8% as of December 31, 1997 and 1996 and is due on demand (see also note 7).


                                                                                           1997                    1996
                                                                                        ----------              ----------
                        Demand note to related party                                    $2,100,000              $2,100,000
                                                                                        ----------              ----------
                                                                                        $2,100,000              $2,100,000
                                                                                        ==========              ==========

5.          INCOME TAXES:

            For U.S. income tax reporting purposes, the Company has net operating loss carry-forwards of approximately $5,097,584 expiring from the year 2000 to the year 2016, as of the year ended December 31, 1997. Utilization of these net operating losses is restricted under Internal Revenue Code Section 382.

6.          STOCK OPTION AGREEMENTS:

            On December 18, 1984 the shareholders adopted and approved an incentive stock option plan. The plan provides for officers and key employees of the Company to purchase up to 300,000 shares of the Company's unregistered common stock. The options granted under the plan are immediately exercisable at the fair market value of free trading stock on the date of grant or 110% of such value if the optionee owns more than 10% of the combined voting power of all classes of the Common stock as of the grant date. The options are exercisable over a period not longer than ten years from the date of grant.

            Under this plan, the Company granted options to purchase 150,000 shares of unregistered common stock at an exercise price of $0.02 per share to a member of the Board of Directors in 1988. As of December 31, 1997 150,000 of the options were outstanding and exercisable, and they expire on March 20, 1998, ten years from the date of grant.










                                    Continued
                                       F-9

                            DRAGON MINING CORPORATION
                    NOTES TO FINANCIAL STATEMENTS, CONTINUED




7.           RELATED PARTY TRANSACTIONS:

            During the year ended December 31, 1997:

                        -The Company was provided management, consulting and office administration by its majority shareholder at a cost of $4,800.

                        -Interest expense of $168,000 on the note payable to related party was cancelled.

            During the year ended December 31, 1996:

                        -The Company was provided management, consulting and office administration by its majority shareholder at a cost of $4,800..

                        -Interest expense of $168,000 on the note payable to related party was cancelled.

            During the year ended December 31, 1995:

                        -The Company was  provided  management,  consulting  and
                        office   administration  at  no  cost  by  its  majority
                        shareholder.

                        -Interest expense of $168,000 on the note payable to related party was cancelled.















                                    Continued
                                      F-10


                            DRAGON MINING CORPORATION
                                   SCHEDULE VI
            ACCUMULATED DEPRECIATION OF PROPERTY, PLANT AND EQUIPMENT
              FOR THE YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995

                                   Balance at
                                   Beginning                                                   Other               Balance at
            CLASSIFICATION         OF YEAR     ADDITIONS               RETIREMENT              CHANGES             END OF YEAR

Year ended December 31, 1997:
 Office Equipment                  $    -0-         -0-                   -0-                    -0-               $       -0-
 Mining and Milling Equipment      $    -0-         -0-                   -0-                    -0-               $       -0-
                                   --------         ---                   ---                    ---               -----------
                        Total      $    -0-         -0-                   -0-                    -0-               $       -0-
                                   ========         ===                   ===                    ===               ===========

Year ended December 31, 1996:
   Office Equipment                $ 20,535         -0-                (20,535)                  -0-               $       -0-
   Mining and Milling Equipment    $280,214         -0-                (280,214)                 -0-               $       -0-
                                   --------        ----               ----------                -----              -----------
                        Total      $300,549         -0-                (300,549)                 -0-               $       -0-
                                   ========        ====               ==========                =====              ===========


Year ended December 31, 1995:
 Office Equipment                  $ 20,535         -0-                   -0-                    -0-               $    20,535
 Mining and Milling Equipment      $280,214         -0-                   -0-                    -0-               $   280,214
                                   --------       -----                  -----                  -----              -----------
                        Total      $300,549         -0-                   -0-                    -0-               $   300,549
                                   ========       =====                  =====                  =====              ===========







                                    Continued
                                      F-11



                            DRAGON MINING CORPORATION
                                   SCHEDULE V
                          PROPERTY, PLANT AND EQUIPMENT
              FOR THE YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995


                                         Balance at
                                         Beginning                                    Other              Balance at
            CLASSIFICATION               OF YEAR     ADDITIONS         RETIREMENT     CHANGES            END OF YEAR

Year ended December 31, 1997:
   Office Equipment                      $      -0-       -0-              -0-          -0-               $     -0-
   Mining and Millling Equipment         $      -0-       -0-              -0-          -0-               $     -0-
                                         ----------       ---              ---          ---               ---------
                        Total            $      -0-       -0-              -0-          -0-               $     -0-
                                         ==========       ===              ===          ===               =========

Year ended December 31, 1996:
   Office Equipment                      $  20,535        -0-       (   20,535)         -0-               $     -0-
   Mining and Milling Equipment          $ 280,214        -0-         (280,214)         -0-               $     -0-
                                         ---------        ---         ---------         ---               ---------
                        Total            $ 300,549        -0-         (300,549)         -0-               $     -0-
                                         =========        ===         =========         ===               =========


Year ended December 31, 1995:
 Office Equipment                        $ 20,535         -0-              -0-          -0-               $  20,535
 Mining and Milling Equipment            $280,214         -0-              -0-          -0 -              $ 280,214
                                         --------         ---              ---          ----              ---------
                        Total            $300,549         -0-              -0-          -0-               $ 300,549
                                         ========         ===              ===          ===               =========
























                                    Continued
                                      F-12